QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INTERNATIONAL BANCSHARES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

INTERNATIONAL BANCSHARES CORPORATION
Post Office Drawer 1359
Laredo, Texas 78042-1359

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2012

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of International Bancshares Corporation (the "Company") will be held at IBC's Annex Building, at 2416 Jacaman Rd., Laredo, Texas 78041 on Monday, May 21, 2012 at 5:00 p.m. for the following purposes:

  (1)
  To elect eleven (11) directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified;

  (2)
  To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the fiscal year ending December 31, 2012;

  (3)
  To consider and approve a non-binding advisory resolution to approve the compensation of the Company's named executives as described in the Compensation, Discussion and Analysis and the tabular disclosure regarding named executive officer compensation in the Proxy Statement;

  (4)
  To consider and vote on a proposal to approve the 2012 International Bancshares Corporation Stock Option Plan adopted by the Board of Directors on April 5, 2012;

  (5)
  To consider and vote on a shareholder proposal regarding the implementation of a majority vote standard in uncontested director elections; and

  (6)
  To transact such other business as may lawfully come before the meeting or any adjournment thereof.

        Shareholders of record at the close of business on April 2, 2012 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. The Company's 2011 Annual Report is being furnished with this Proxy Statement to shareholders of record as of the close of business on April 2, 2012. The Annual Report does not constitute a part of this Proxy Statement or proxy solicitation material.

        Pursuant to new rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The enclosed Proxy Statement and the Annual Report are available on our website at www.ibc.com, under the heading "Investors" in the section for "SEC Filings." Additionally, and in accordance with SEC rules, you may access our Proxy Statement and Form 10-K at https://materials.proxyvote.com/459044, which does not have "cookies" that identify visitors to the site.

        In order to ensure the representation of a quorum at the Annual Meeting, shareholders who do not expect to attend the Annual Meeting in person are urged to sign the enclosed proxy and return it promptly to the Trust Division, International Bank of Commerce, P. O. Drawer 1359, Laredo, Texas 78042-1359. A return envelope is enclosed for that purpose.

INTERNATIONAL BANCSHARES CORPORATION
Dennis E. Nixon President and Chairman

Dated: April 20, 2012

INTERNATIONAL BANCSHARES CORPORATION
1200 San Bernardo Avenue
Laredo, Texas 78040

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES, AVAILABILITY OF PROXY MATERIALS AND VOTING OF PROXIES AND SHARES

  Solicitation and Revocation of Proxies

        The Board of Directors of International Bancshares Corporation, a Texas corporation (the "Company") is soliciting proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, May 21, 2012 at 5:00 p.m., local time, at IBC Annex, at 2416 Jacaman Rd., Laredo, Texas 78041. The Company will pay for the cost of the proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders.

        It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company. No additional compensation will be paid to employees for such services. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting of the proxy by giving notice in person or in writing to the Secretary of the Company at 1200 San Bernardo Avenue, Laredo, Texas 78040 or by appearing at the Annual Meeting, giving notice of revocation of the proxy and voting in person. The approximate date on which this Proxy Statement and the accompanying form of proxy are first sent or given to shareholders is April 20, 2012.

  Important Notice Regarding Availability of Proxy Materials For Annual Meeting To Be Held On May 21, 2012

        Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our Annual Report are available on our website at www.ibc.com, under the heading "Investors" in the section for "SEC Filings." Additionally, and in accordance with SEC rules, you may access our Proxy Statement and form 10-K at https://materials.proxyvote.com/459044, which does not have "cookies" that identify visitors to the site, and thus protects your privacy.

  Voting of Proxies and Shares

        Only holders of record of common stock, par value $1.00 per share ("Common Stock"), of the Company at the close of business on April 2, 2012 (the "Record Date"), shall be entitled to vote at the Annual Meeting. There were 67,249,407 shares of Common Stock issued and outstanding on the Record Date held of record by approximately 2,366 shareholders. Each owner of record on the Record Date is entitled to one vote for each share of Common Stock held.

        All shares entitled to vote represented by a properly executed and unrevoked proxy received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given, but, in the absence of instructions to the contrary, such shares will be voted affirmatively. Persons empowered as Proxies will also be empowered to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Each of the Proxies will have the power to appoint his substitute. Any of the Proxies, or their respective substitutes, who shall be present and acting at the Annual Meeting, shall have and may exercise all the powers granted to the Proxies. If any nominee for director shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends.

        If you hold your shares in nominee or street name, a "voting instruction form" is the document used to designate your proxy to vote your shares. If your shares are held in street name by a broker, the broker will vote your shares only if you give your broker instructions on the "voting instruction form." If you do not tell your broker how to vote, your broker may vote your shares in favor of ratification of the auditor appointment, but may not vote your shares in favor of the non-binding advisory resolution to approve the compensation program, the election of directors, the proposal to approve the 2012 International Bancshares Corporation Stock Option Plan, the shareholder proposal regarding the implementation of a majority vote standard in uncontested director elections, or any other item of business that is not considered a "routine" matter. Under New York Stock Exchange (NYSE) Rule 452, brokers are entitled to vote shares held by them for customers on matters deemed "routine" under applicable rules, even though the brokers have not received voting instructions from their customers. Although the Company is listed on the NASDAQ Global Select Market, Rule 452 affects shareholders of the Company since most of the common stock held in "street name" is held with NYSE member brokers. Your broker will return a proxy card without voting on non-routine matters if you do not give voting instructions with respect to these matters. This is referred to as a "broker non-vote." However, your broker is not required to vote your shares if you do not provide instructions. We encourage you to vote on all matters proposed in this proxy statement.

        A quorum for the transaction of business at the Annual Meeting requires representation, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock. The judges of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. A quorum with respect to any specific proposal to be voted on at the Annual Meeting requires representation, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on the proposal. Abstentions will be treated as present and entitled to vote with respect to any proposal submitted to the shareholders for a vote for purposes of determining both the presence of a quorum with respect to such proposal and the approval of such proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, the holder(s) of such shares will not be considered as present and entitled to vote with respect to such matter for purposes of determining either the presence of a quorum with respect to such matter or the approval of such matter. With respect to any proposal other than the election of directors, such proposal shall be determined by the affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, at the Annual Meeting and entitled to vote thereon. Thus, abstentions with respect to any such matter will have the same legal effect as a vote against such matter, while broker non-votes will not affect the outcome of such matter. With respect to the election of directors, the directors shall be elected by a plurality vote of the holders of shares of Common Stock present at the Annual Meeting and entitled to vote thereon. Plurality vote means that the nominees receiving the most votes will be elected regardless of the number of votes each nominee receives.

  Annual Meeting Admission

        If you wish to attend the Annual Meeting in person, you must present a valid form of photo identification, such as a driver's license. If you are a beneficial owner of Company Common Stock that is held of record by a bank, broker or other nominee, you will also need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. No cameras, recording equipment, or electronic devices will be permitted in the meeting.

PROPOSAL—1

ELECTION OF DIRECTORS

  Nominees for Election as Director

        Eleven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each director is to hold office until the next Annual Meeting and until his or her successor is elected and qualified. Mr. Guillermo Trevino resigned from the Company's Board of Directors for personal reasons on January 19, 2012 and is not a nominee for director. The Proxies named in the accompanying proxy card, who have been designated by the Board of Directors of the Company, intend to vote for the following nominees, unless otherwise instructed in such proxy card. Certain information concerning each nominee as of April 2, 2012 is set forth below, including information regarding each nominee's positions, if any, with International Bank of Commerce, the Company's lead bank subsidiary ("IBC"):

Nominee For Director	Served as Director Since(1)	Age	Principal Occupation and Directorships(2)
Irving Greenblum	1981	82	International Investments & Real Estate and Director of IBC
R. David Guerra	1993	59	Vice President of the Company since 1986 and President of the IBC Branch in McAllen, Texas and Director of IBC
Daniel B. Hastings Jr.	2000	64	Licensed U.S. Custom Broker; President and owner of Daniel B. Hastings, Inc. and Director of IBC since 2000
Douglas B. Howland(4)	2010	61	CEO of Libcon, Inc., a construction company until April 2011; Investments and Director of IBC since 2010
Imelda Navarro	2002	54	Treasurer of the Company since 1982 and Senior Executive Vice President of IBC and Director of IBC since 2002
Sioma Neiman	1981	83	International Entrepreneur
Peggy J. Newman	1997	80	Real Estate Investments; President of Newman Poultry Co. and Director of IBC
Dennis E. Nixon	1975	69	Chairman of the Board of the Company since May 1992 and President of the Company since 1979; President, Chief Executive Officer and Director of IBC
Larry A. Norton(4)	2010	65	President of Norton Stores Inc., a family retail sales business and owner of Larry A. Norton & Co., a retail computer sales company and Director of IBC since 2010
Leonardo Salinas(3)	1976	78	Real Estate Investments and Director of IBC
Antonio R. Sanchez, Jr.	1995	69	Chairman of the Board of Sanchez Oil & Gas Corporation & Investments

(1)
Includes time served as a director of IBC prior to July 28, 1980, when the Company became the successor issuer to IBC.

(2)
Except as otherwise noted, each nominee has held the office indicated or other offices in the same company for the last ten years. Includes disclosure of any directorships held at any time during the past five years at any public company or registered management investment company.

(3)
Leonardo Salinas, who had served as Vice President of the Company and Senior Executive Vice President of IBC, retired as of June 30, 2000.

(4)
Messrs. Howland and Norton were appointed to the Board on August 5, 2010 to fill the vacant directorships resulting from action by the Board to increase the number of directors. Messrs. Howland and Norton both served on the Board of Commerce Bank, a subsidiary of the Company, for over twenty years.

        None of the nominees for director and none of the executive officers of the Company have a family relationship with any of the other nominees for director or executive officers.

        None of the above nominees is or has been during the last five years a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or of any company registered under the Investment Company Act of 1940, as amended.

        During the last ten years, none of the above nominees has been involved in any legal proceeding that is material to the evaluation of the ability or integrity of the nominee, as set forth in Item 401 of Regulation S-K under the Exchange Act.

  Vote Required

        A plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes are not counted as votes "For" a director nominee or "Withheld" from a director nominee.

The Board of Directors recommends a vote "FOR" each named nominee.

CORPORATE GOVERNANCE

  General

        This section includes information about the qualifications, compensation and meetings of the Board of Directors and the qualification, composition, purpose and meetings of the committees of the Board of Directors. This section also discusses the Code of Ethics of the Company. The Company was honored as one of America's 100 "Most Trustworthy Companies" in 2012 in an annual survey commissioned by Forbes. The list was prepared for Forbes.com by Governance Metrics International, a leading independent provider of global corporate governance and accounting risk ratings and research on public companies, and ranks the nation's top 100 companies that have "consistently demonstrated transparent and conservative accounting principles and solid corporate governance and management."

  Attendance at Board Meetings

        During 2011, the Board of Directors held five meetings. All of the directors attended at least 75% of the aggregate of the total number of meetings of the Company's Board of Directors and the total number of meetings held by all committees of the Board on which such director served, except for Sioma Neiman who attended fewer than 75% of such meetings.

  Executive Sessions of Board of Directors

        In addition to Board meetings, non-employee directors meet periodically in executive session without members of management present. The non-employee directors met in executive session five times during

2011. The non-employee directors review in executive session any related person transaction that is required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act.

  Board Nominations

        The Company's Board of Directors does not have a standing nominating committee or any other committee performing similar functions. The Company's Board of Directors has adopted a resolution setting forth certain Guidelines Regarding Nomination of Directors (the "Guidelines"). The Company has not established a separate nominating committee because it desires active participation of all Board members in the analysis and process of making nominations. In addition, nominees for selection are recommended to the whole Board of Directors by a majority of the Company's directors who are "independent" as defined in the applicable NASDAQ Marketplace Rules and securities laws. The Board believes that these measures maintain the integrity of the nomination process in the same manner as if it had established a nominating committee. The Guidelines are available on the Company's website at www.ibc.com. There have been no changes to the procedures by which shareholders may recommend nominees to our Board of Directors since our procedures were disclosed in the Proxy Statement for the 2009 annual meeting.

        Pursuant to the Guidelines, the independent directors seek to recommend individuals as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company's shareholders. The independent directors utilize a variety of methods for identifying and evaluating director nominees. The Board has no formal policy regarding diversity, but diversity is considered by the independent directors when evaluating nominees because the Board believes it is beneficial to the Company for board membership to reflect the diversity of the Company's markets. The independent directors will consider director candidates recommended by shareholders if provided with the following: (i) evidence, in accordance with Rule 14a-8 under the Exchange Act, of compliance with shareholder eligibility requirements; (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate; (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and, (iv) all information regarding the candidate(s) and the submitting shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors. Any recommendations received from shareholders will be evaluated in the same manner that other potential nominees are evaluated. Any shareholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth below under "Shareholder Communication with the Board of Directors." With respect to the timing of shareholder nominations for the 2013 Annual Meeting, please see the discussion set forth below under "Shareholder Proposals for 2013 Annual Meeting." In 2011, we received no nominations of board candidates from our shareholders.

  Annual Meeting Attendance

        The Company encourages all members of its Board of Directors to attend the annual meetings of shareholders, but it has not adopted a formal policy requiring attendance. All of the members of the Board of Directors of the Company who were directors at the time of the 2011 annual meeting of shareholders, were in attendance at such meeting.

  Director Independence

        The Company's Board of Directors has determined that a majority of its members are "independent" as defined in the applicable NASDAQ Marketplace Rules and securities laws. As of April 2, 2012, the following members of the Board of Directors are not independent: Imelda Navarro, Dennis E. Nixon, R. David Guerra, and Antonio R. Sanchez, Jr.

  Director Compensation

        The table below summarizes the compensation paid by the Company to directors, other than the named executive officers, for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Irving Greenblum	5,100	16,700	21,800
Daniel B. Hastings, Jr.	5,400	17,600	23,000
Douglas B. Howland	5,400	16,100	21,500
Sioma Neiman	3,510	5,900	9,410
Peggy J. Newman	3,600	16,100	19,700
Larry A. Norton	5,400	15,200	20,600
Leonardo Salinas	4,800	17,000	21,800
Antonio R. Sanchez, Jr.	3,600	5,900	9,500
Guillermo F. Trevino	5,400	15,500	20,900

(1)
All directors received certain perquisites from the Company during 2011, but the incremental cost of providing those perquisites was significantly less than the $10,000 disclosure threshold per director. Certain directors of the Company serve as directors of subsidiary banks of the Company, and each such director receives compensation for his or her services as a director of the subsidiary bank in the amount of $900 for each board meeting and $300 for each meeting of a board committee of the subsidiary bank that he or she attends, as well as an additional year-end payment of 5,000.00. The amounts paid to directors of the Company for their services as a director of a subsidiary bank are set forth in the "All Other Compensation" column above.

        Each director of the Company receives compensation for his or her services as a director of the Company in the amount of $900 for each board meeting of the Company and $300 for each meeting of a board committee he or she attends. These director fees are set forth in the "Fees Earned or Paid in Cash" column in the foregoing table. Some of the board meetings of the Company were by telephone conference and the directors are not paid for these meetings. Salaried officers of the Company who are directors are not compensated for committee meetings. No stock options, equity-based awards, or other forms of non-equity incentive plan compensation are granted to non-employee board members. The director fees paid to the named executive officers by the Company and the subsidiary banks are included in the "All Other Compensation" column set forth in the "Summary Compensation Table" below.

  Director Qualifications and Experience

        The following table identifies the primary experience, qualifications, attributes and skills that contributed to the Board's decision to nominate directors to our Board. This information supplements the biographical information provided above. The vertical axis displays the primary factors or attributes reviewed by the Board of Directors in evaluating a board candidate. The absence of an "X" should not be construed to be a determination that the director lacks such an attribute, only that it was not a factor the Board considered in nominating the individual.

Experience Qualification Or Skill	Irving Greenblum	R. David Guerra	Daniel B. Hastings, Jr.	Douglas B. Howland	Imelda Navarro	Sioma Neiman	Peggy Newman	Dennis E. Nixon	Larry A. Norton	Leonardo Salinas	Antonio R. Sanchez Jr.	Guillermo F. Trevino
Professional Standing in Chosen field	x	x	x	x	x	x	x	x	x	x	x	x
Experience in Financial Services or Related Industry		x			x			x		x	x
Experience Reviewing Financial Statement and Financial Matters	x	x	x	x	x	x	x	x	x	x	x	x
Civic and Community Involvement	x	x	x	x	x	x	x	x	x	x	x	x
Independent Director	x		x	x		x	x		x	x		x
Leadership and Team Building Skills	x	x	x	x	x	x	x	x	x	x	x	x
Diversity by Race, Gender or Culture		x	x	x	x		x			x	x	x
Collegial and Insightful	x	x	x	x	x	x	x	x	x	x	x	x

        All members of our Board have worked for all or substantial parts of their careers in Texas or Mexico and have significant knowledge of the markets that we serve and extensive ties to local community and business leaders. In addition to each director's qualifications and attributes described in the foregoing table, set forth below is additional information about the specific qualifications of each director related to such director's business experience.

  Irving Greenblum                Director since 1981

  Mr. Greenblum has been active in the Laredo, Texas business community for over fifty years. He currently is pursuing international investments and real estate transactions in the Laredo, Texas area. In addition to the qualifications and attributes described in the foregoing table, it is because of his business experience, his long-standing tenure and very active role as a director of the Company, as well as his knowledge of the Texas communities we serve, that the Board has concluded that Mr. Greenblum should continue serving on the Board.

  R. David Guerra                Director since 1993

  Mr. Guerra has been the President of the IBC Branch in McAllen, Texas since the Company's expansion to that area in 1991. He has been an officer of the Company since 1986. In addition to the qualifications and attributes described in the foregoing table, it is because of his experience in banking and his long-standing tenure with the Company, as well as his knowledge of the Texas communities we serve, that the Board has concluded that Mr. Guerra should continue serving on the Board.

  Daniel B. Hastings, Jr.                Director since 2000

  Mr. Hastings is an active member of the Laredo business community and a licensed U.S. customs broker. Mr. Hastings is president and owner of Daniel B. Hastings, Inc. a Texas Regional Custom Broker. In addition to the qualifications and attributes described in the foregoing table, it is because of his experience in international business operations and his long-standing tenure and very active role as a director of the Company, as well as his knowledge of the Texas and international communities we serve, that the Board has concluded that Mr. Hastings should continue serving on the Board.

  Douglas B. Howland                Director since 2010

  Mr. Howland was the CEO and sole shareholder of Libcon, Inc., a construction company in Laredo, Texas for more than twenty years. In 2011, Mr. Howland sold the company. Now, Mr. Howland continues to be an active member of the Laredo business community and he manages his other investments. In addition to the qualifications and attributes described in the foregoing table, it is because of his experience in business operations and management, as well as his knowledge of the Texas communities we serve, that the Board has concluded that Mr. Howland should continue serving on the Board.

  Dennis E. Nixon                Director since 1975

  Mr. Nixon has been President of the Company since 1979 and Chairman of the Board of the Company since 1992. In addition to the qualifications and attributes described in the foregoing table, it is because of his experience in banking and his years of experience as the chief executive officer of the Company, as well as his knowledge of the communities we serve, that the Board has concluded that Mr. Nixon should continue serving on the Board.

  Imelda Navarro                Director since 2002

  Ms. Navarro has been Treasurer of the Company since 1982. In addition to the qualifications and attributes described in the foregoing table, it is because of her experience in banking and years of experience as an executive officer at the Company, as well as her knowledge of the communities we serve, that the Board has concluded that Ms. Navarro should continue serving on the Board.

  Sioma Neiman                Director since 1981

  Mr. Neiman has been active in the Mexico business community for over fifty years. He currently is an international entrepreneur. In addition to the qualifications and attributes described in the foregoing table, it is because of his long-standing tenure as a director of the Company, as well as his knowledge of the international communities we serve, that the Board has concluded that Mr. Neiman should continue serving on the Board.

  Peggy J. Newman                Director since 1997

  Ms. Newman has been active in the Texas business community for many years. She currently is the President of Newman Poultry Co. and active in real estate investments. In addition to the qualifications and attributes described in the foregoing table, it is because of her experience in business operations and management, her tenure and very active role as a director of the Company, as well as her knowledge of the Texas communities we serve, that the Board has concluded that Ms. Newman should continue serving on the Board.

  Larry A. Norton                Director since 2010

  Mr. Norton has been the President of a family retail sales business and owner of Larry A. Norton & Co., a retail computer sales company in Laredo, Texas for more than twenty years. In addition to the qualifications and attributes described in the foregoing table, it is because of his experience in business operations and management, as well as his knowledge of the Texas communities we serve, that the Board has concluded that Mr. Norton should continue serving on the Board.

  Leonardo Salinas                Director since 1976

  Mr. Salinas served as Vice President of the Company until he retired in 2000. Currently he is involved in real estate investments in Laredo, Texas. In addition to the qualifications and attributes described in the foregoing table, it is because of his experience in banking, his long-standing tenure as a director of the Company, as well as his knowledge of the communities we serve, that the Board has concluded that Mr. Salinas should continue serving on the Board.

  Antonio R. Sanchez, Jr.                Director since 1995

  Mr. Sanchez is Chairman of the Board of Sanchez Oil & Gas Corporation. In addition to the qualifications and attributes described in the foregoing table, it is because of his experience in business operations and management, his long-standing tenure as a director of the Company, as well as his knowledge of the Texas communities we serve, that the Board has concluded that Mr. Sanchez should continue serving on the Board.

  Guillermo F. Trevino                Director since 2010

  Mr. Trevino has been President of Southern Distributing in Laredo, Texas, for more than ten years. Mr. Trevino also serves on the Board of Directors of the San Antonio Branch of the Federal Reserve Bank of Dallas. Mr. Trevino's experience in business operations and management, as well as his knowledge of the Texas communities we serve, qualified him to serve on the Board since 2010. On January 19, 2012, Mr. Trevino resigned from the Board for personal reasons and is not a director nominee for election at the Annual Meeting.

  Shareholder Communications With The Board of Directors

        Shareholders may communicate directly with the Board of Directors. All communications should be in writing and directed to the Company's Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors. The Company's Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed appropriate, the Company's Corporate Secretary will forward correspondence to the Chairman of the Board or any specific director to whom the correspondence is directed. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications. Also, pursuant to the Company's Bylaws, a special meeting of the Shareholders of the Company shall be called by the Chairman of the Board, President or Secretary of the Company whenever Shareholders holding at least fifty percent (50%) of all the shares entitled to vote at the proposed special meeting make application therefore in writing, which request must state a proper purpose of the meeting and shall be delivered to the Chairman of the Board or the President.

Marisa V. Santos
Corporate Secretary
International Bancshares Corporation
P. O. Drawer 1359
Laredo, Texas 78042

  Code of Ethics

        The Company has adopted a code of business conduct and ethics for executive officers (including the Company's Chief Executive Officer and Chief Financial Officer), known as the International Bancshares Code of Ethics for Financial Professionals. The Company also maintains a code of ethics for all employees and directors, known as the International Bancshares and Subsidiary Banks and Affiliated Companies Code of Ethics. The International Bancshares Code of Ethics for Financial Professionals and the International Bancshares and Subsidiary Banks and Affiliated Companies Code of Ethics are available on the Company's website at www.ibc.com. Any amendment to, or waiver of, the International Bancshares Code of Ethics for Financial Professionals will be disclosed on such Company website.

  Leadership Structure

        Pursuant to the Company's Bylaws, the President of the Company shall be the chief executive officer ("CEO"). The board appoints one of its members to be the Chairman of the Board and the Chairman of the Board position is not deemed or considered an officer position of the Company. The Board does not have a policy on whether the role of Chairman and CEO should be separate or combined, but currently believes that the most effective leadership structure for the Company is to combine these responsibilities. The structure avoids duplication of efforts that can result from the roles being separated and avoids confusion within and outside of the Company with respect to who is the highest ranked officer of the Company. The Board also believes that combining these roles enhances accountability for the Company's performance by avoiding confusion about who is the highest ranked officer. Furthermore, as the Company has combined these roles for almost twenty years separating them could cause significant disruption in oversight and lines of reporting. Nevertheless, depending upon the circumstances, the Board could choose to separate the roles of Chairman and CEO in the future. The Company does not have a designated lead independent director; however, the Board believes the composition of the Board and very active involvement by the independent directors create a Board culture that is effective and promotes the consideration of the varied views of all of the directors of the Company. Seven of the eleven directors of the Company are "independent" as defined in the applicable NASDAQ Marketplace Rules and securities laws. The Board does not limit the tenure of the Company's directors, but considers the tenure of the director and the level of involvement of the director on the Board of Directors along with all the other attributes of the director in determining whether to approve a director as a nominee for election as a director.

        To help ensure oversight by our independent directors, our Audit, Compensation, Stock Option and Long-Term Restricted Stock Unit Committees are composed only of independent directors, as defined in the applicable NASDAQ Marketplace Rules and securities laws.

        The entire Board is responsible for overseeing all aspects of management of the Company, including risk oversight.

  The Board's Role in Enterprise Risk Oversight

        The entire Board of Directors is actively involved in overseeing risk management for the Company. The Company's senior risk officers provide a comprehensive risk report to the Board. The full Board also engages in periodic risk management discussions with the senior risk officers, CEO, CFO, and other Company officers as the Board may deem appropriate. All of the directors of the Company, except for Mr. Neiman and Mr. Sanchez, are also directors of the Bank, which represents over a majority of the Company's banking assets, and as such, the Board of Directors also receives regular reports on risk management matters of the Bank. In addition, each committee of the Board of Directors has been assigned oversight responsibility for specific areas of risk. The committees consider risks within their areas of responsibility, for instance the Compensation Committee considers risks that may result from changes in compensation programs, and the Asset/Liability, Investment, Balance Sheet-Management, Funds Management/Liquidity Interest Rate Risk Committee focuses on risk related to credit and interest rates, among others. The Audit Committee reviews risk related to financial reporting. The senior risk officers report directly to the Board of Directors and indirectly to the CEO for administrative purposes. The Board of Directors believes the combination of the joint CEO and Chairman positions and the roles of the Board and its committees provide the appropriate leadership to help ensure effective risk oversight.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        At December 31, 2011, the Board of Directors had six active committees; the Audit Committee, the Compensation Committee, the Stock Option Plan Committee, the Asset/Liability, Investment, Balance

Sheet-Management, Funds Management/Liquidity Interest Rate Risk Committee, the Long-Term Restricted Stock Unit Plan Committee and the Profit Sharing Plan Committee.

  Audit Committee

        The Audit Committee of the Board of Directors during 2011 consisted of Irving Greenblum, Daniel B. Hastings, Jr., Leonardo Salinas, Guillermo F. Trevino (beginning on March 9, 2010), and Messrs. Howland and Norton (beginning on August 5, 2010). Mr. Trevino resigned from the Board and the Audit Committee on January 19, 2012. The Audit Committee met five times during the 2011 fiscal year. The primary functions of the Audit Committee are to recommend the appointment of the independent auditors; to review annual and quarterly financial reports and to review the results of audits by the internal auditor and the independent auditors. Under applicable law, the Audit Committee is required to review with management and the independent auditors the basis for all financial reports. The Board of Directors has adopted a separate Audit Committee Charter. The charter for the Audit Committee is available on the Company's website at www.ibc.com.

        The Company's Board of Directors has determined that none of the Audit Committee members meets the audit committee financial expert criteria as defined by Item 407(d) of Regulation S-K of the Exchange Act. While it might be possible to recruit a person who qualifies solely as a financial expert, the Board does not believe such a candidate would have the other attributes that the Board seeks for Board and Audit Committee members. The Board has determined it is not in the best interests of the Company to nominate as a director someone who does not have the experience, attributes and qualifications that the Board seeks to further the interests of the Company. All Audit Committee members are "independent", as defined in the applicable NASDAQ Marketplace Rules and securities laws and each has been selected for the Audit Committee by the Board based on the Board's determination that they are fully qualified to (i) review and understand the Company's financial statements, (ii) monitor the performance of management, (iii) monitor the Company's internal accounting operations, (iv) monitor the independent auditors, and (v) monitor the disclosures of the Company to the end that they fairly present the Company's financial condition and results of operations. In addition, the Audit Committee has the ability, on its own, to retain independent accountants or other consultants whenever it deems appropriate; however, during 2011 the Audit Committee did not exercise such authority. The Board of Directors believes that this is comparable to having a financial expert on the Audit Committee.

  Long-Term Restricted Stock Unit Plan Committee

        During 2011, the Long-Term Restricted Stock Unit Plan Committee of the Board of Directors consisted of Irving Greenblum, Daniel B. Hastings, Jr., Leonardo Salinas (until April 21, 2010) Peggy J. Newman and Guillermo F. Trevino (beginning May 20, 2010). Mr. Trevino resigned from the Board and the Long-Term Restricted Stock Unit Plan Committee on January 19, 2012. The Long-term Restricted Stock Unit Plan Committee met two times during the 2011 fiscal year, and each member of the Committee attended all three meetings. The Long-Term Restricted Stock Unit Plan Committee's primary function is the administration of the 2009 International Bancshares Corporation Long-Term Restricted Stock Unit Plan, which includes determining the form, terms, conditions and amount of each grant under such Plan. The Long-Term Restricted Stock Unit Plan Committee has the authority to retain outside consultants or separate legal counsel, which authority the Committee did not exercise during 2011. Each member of the Long-Term Restricted Stock Unit Plan Committee is "independent", as defined in applicable NASDAQ Marketplace and SEC Rules.

  Report of the Long-Term Restricted Stock Unit Plan Committee

        The Long-Term Restricted Stock Unit Committee of the Board of Directors determines the grants of long-term Restricted Stock to officers, employees, consultants or advisors of the Company or any of its subsidiaries pursuant to the 2009 International Bancshares Corporation Long-Term Restricted Stock Unit Plan (the "LTRSU Plan"). The Long-Term Restricted Stock Unit Committee met two times during 2011. The Long-Term Restricted Stock Unit Committee determined that the Company should award Long-Term Restricted Stock Units to Dennis E. Nixon during the 2011 fiscal year under the LTRSU Plan. The Committee determined the form, terms, conditions and amount of Mr. Nixon's grant pursuant to the LTRSU Plan. The Committee believes its decision to grant Long-Term Restricted Stock Units during 2011 to Mr. Nixon is consistent with the compensation objectives of the LTRSU Plan.

        This report is submitted on behalf of the Long-Term Restricted Stock Unit Plan Committee.

        Irving Greenblum      Daniel B. Hastings, Jr.      Peggy Newman

  Asset/Liability, Investment, Balance Sheet-Management, Funds Management/Liquidity Interest Rate Risk Committee

        During 2011, the Asset/Liability, Investment, Balance Sheet-Management, Funds Management/Liquidity Interest Rate Risk Committee of the Board of Directors consisted of Dennis E. Nixon; Irving Greenblum; R. David Guerra, Daniel B. Hastings, Jr., Guillermo F. Trevino (beginning on March 9, 2010), Douglas B. Howland (beginning on August 5, 2010) and Larry A. Norton (beginning on August 5, 2010. Mr. Trevino resigned from the Board and the Asset/Liability, Investment, Balance Sheet-Management, Funds Management/Liquidity Interest Rate Risk Committee on January 19, 2012. The Asset/Liability, Investment, Balance Sheet-Management, Funds Management/Liquidity Interest Rate Risk Committee met two times during 2011 and all members of the committee were present. The primary function of the committee is to administer the investment activity of the Company, including the review of regulatory compliance.

  The Profit Sharing Plan Committee

        During 2011, the Profit Sharing Plan Committee of the Board of Directors consisted of Irving Greenblum, Daniel B. Hastings, Jr., Peggy J. Newman, Dennis E. Nixon and Guillermo F. Trevino (beginning on May 20, 2010). Mr. Trevino resigned from the Board and the Profit Sharing Plan Committee on January 19, 2012. The Company has a deferred profit sharing plan for full time employees with a minimum of one year of continuous employment. The Profit Sharing Plan Committee met once during 2011 and all members of the Committee attended such meeting. The primary function of the Committee is to administer the Employee's Profit Sharing Plan.

  Stock Option Plan Committee

        During 2011, the Stock Option Plan Committee of the Board of Directors consisted of Daniel B. Hastings, Jr., Irving Greenblum, Peggy J. Newman and Guillermo F. Trevino (beginning on May 20, 2010). Mr. Trevino resigned from the Board and the Stock Option Plan Committee on January 19, 2012. The Stock Option Plan Committee met three times during 2011 and all members of the committee were present at such meetings. The Stock Option Plan Committee's primary function is the administration of the 2005 International Bancshares Corporation Stock Option Plan, which includes taking all final action on the amount, timing, price and other terms of all options granted under such Plan. The Stock Option Plan Committee has the authority to retain outside consultants or separate legal counsel, which authority the Stock Option Plan Committee did not exercise during 2011. Each member of the Stock Option Plan Committee that served during 2011 and who is serving in 2012, is "independent" as defined in applicable NASDAQ Marketplace Rules and securities laws.

  Report of the Stock Option Plan Committee

        The Stock Option Plan Committee of the Board of Directors determines the stock option grants to executive officers and key salaried employees of the Company. The Company awarded stock options to several of its executive officers and key salaried employees of the Company during the 2011 fiscal year. The Stock Option Plan Committee met three times during the 2011 fiscal year. The primary purpose of the 2005 International Bancshares Corporation Stock Option Plan is to increase the interest of the executives and key salaried employees of the Company, the subsidiary banks and non-bank subsidiaries in the Company's future growth and success through the added incentive created by the opportunity afforded for stock ownership under the Plan. The size of the option grants are determined by the Stock Option Plan Committee based upon a subjective assessment of the respective employee's performance, compensation level and other factors. The exercise price of each option equaled the fair market value of the Common Stock as of the date of grant. The Stock Option Plan Committee believes its decision to grant stock options during 2011 to several of the executive officers and key salaried employees of the Company is consistent with the compensation objectives of the 2005 International Bancshares Corporation Stock Option Plan.

        This report is submitted on behalf of the Stock Option Plan Committee.

Daniel B. Hastings, Jr.    Irving Greenblum    Peggy J. Newman

  Compensation Committee

        Since all cash compensation paid to executive officers of the Company is paid by the Company's lead bank subsidiary, IBC, the Salary and Steering Committee of IBC's Board of Directors is responsible for making recommendations to the IBC Board of Directors regarding each executive officer's cash compensation. Each member of the Compensation Committee is also a member of the Salary and Steering Committee of IBC, and each of the members of the Company's Compensation Committee is an independent director, as defined in the applicable NASDAQ Marketplace Rules and securities laws. The Compensation Committee has the authority to retain outside consultants or separate legal counsel, which authority the Compensation Committee did not exercise during 2011. The Compensation Committee during 2011 consisted of Irving Greenblum, Daniel B. Hastings, Jr., Peggy Newman, Leonardo Salinas (ending on May 20, 2010) and Guillermo F. Trevino (beginning on May 20, 2010), all of whom served on the Company's Board of Directors during 2011. The Compensation Committee met three times during the 2011 fiscal year. Mr. Trevino resigned from the Board and the Compensation Committee on January 19, 2012. Each member of the Compensation Committee then serving attended each of such meetings.

  Compensation Committee and Stock Option Plan Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee or the Stock Option Plan Committee was an officer or employee of the Company or any of its subsidiaries in 2011 nor was any member formerly an officer or employee of the Company or any of its subsidiaries, except for Mr. Salinas who, before he retired in 2000, was a Vice President of the Company and a Senior Executive Vice President of IBC. Some of the members of the Compensation Committee, and some of these persons' associates, are current or past customers of one or more of the Company's subsidiary banks. Since January 1, 2011, no transactions between these persons and such subsidiaries have occurred, other than borrowings. In the opinion of management, all of the borrowings have been in the ordinary course of business, have had substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability. Additional transactions may take place in the future.

EXECUTIVE COMPENSATION

  Executive Officers

        The Board elects executive officers annually following the Annual Meeting of Shareholders to serve until the meeting of the Board following the next Annual Meeting. The following table sets forth the name of each executive officer of the Company as of December 31, 2011 and the principal positions held by each officer.

        Certain information as of April 2, 2012 is set forth in the following table concerning the Company's executive officers, each of whom has been elected to serve until the 2012 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Name	Age	Position of Office	Officer of the Company Since
Dennis E. Nixon	69	Chairman of the Board of the Company since 1992 and President and Chief Executive Officer of the Company since 1979; President, Chief Executive Officer and Director of IBC	1979
R. David Guerra	59	Vice President of the Company since 1986 and President of the IBC Branch in McAllen, Texas and Director of IBC	1986
Imelda Navarro	54	Treasurer of the Company since 1982 and Senior Executive Vice President of IBC and Director of IBC since 2002	1982

        There are no family relationships among any of the persons named above. Each executive officer has held the same position or another executive position with the Company during the past five years.

        During the last ten years none of the persons named above has been involved in any legal proceeding that is material to the ability or integrity of such officer as set forth in Item 401 of Regulation S-K under the Exchange Act.

Compensation Discussion and Analysis

  Overview

        In this section, we discuss certain aspects of our compensation program as it pertains to the principal executive officer, the principal financial officer, and the one other most highly-compensated executive officer in 2011. We refer to these three persons throughout as the "executive officers" or the "SEOs." The discussion focuses on compensation and practices relating to our most recently completed fiscal year.

        Our management believes that the performance of each of the executive officers has the potential to impact the Company's short-term and long-term profitability. Therefore, our management places considerable importance on the design and administration of the executive compensation program.

        Generally, the compensation package for each of the executive officers consists of base salary, annual discretionary bonus and a discretionary incentive stock option grant. Also, the executive officers participate in the Employee's Profit Sharing Plan and receive certain perquisites. Stock option grants are determined by the Company's Stock Option Plan Committee and are discussed under the Stock Option Plan Committee's separate report above. All cash compensation paid to executive officers of the Company is paid by IBC. Base salary levels and annual discretionary bonuses are recommended by the Compensation Committee upon recommendation of the Salary and Steering Committee of IBC. The Compensation Committee assists the Board of Directors in discharging its responsibilities relating to executive compensation. The Compensation Committee receives recommendations from the Company's President regarding the compensation of executive officers (other than the President). Each member of the Compensation Committee serves as a director of both IBC and the Company and is independent under applicable NASDAQ Marketplace Rules and securities laws. The Compensation Committee does not have a charter.

        On December 23, 2008, the Company participated in the Capital Purchase Program ("CPP") of the federal government's Troubled Asset Relief Program ("TARP"). See "Participation in the Capital Purchase Program" below for the TARP impact on the Company's executive compensation arrangements. Our participation in TARP has substantially altered our compensation program. Since February 11, 2009, we have been restricted from paying short term cash incentives or issuing stock options to certain executives. The specific changes these regulations impose on our compensation program are discussed in more detail below.

        The challenge for management and the Compensation Committee is to motivate, retain and reward key performers for working harder and smarter than ever in a very difficult banking environment. At the same time, we recognize that some of the tools we would use to accomplish these objectives have been taken away due to the compensation restrictions of TARP. In 2011, management and the Compensation Committee, believing in the long term validity of our compensation program, attempted to preserve the integrity of that program to the extent possible, while respecting the requirements and restrictions of TARP. Please see "Participation in the Capital Purchase Program" below for a more detailed discussion of the TARP impact on executive compensation.

  Executive Summary of 2011 Compensation

        The compensation paid to the Company's executive officers during 2011 was consistent with compensation trends and methodologies of the Company in recent years. Due to the Company's continued participation in TARP, the Company continued to be restricted during 2011 from paying short-term cash incentives, issuing stock options, or paying other incentive compensation, other than long-term restricted stock units, to the Company's CEO and certain other officers. In 2010, the Company adopted a Compensation Clawback Policy consistent with the TARP restrictions and an Incentive Compensation Policy.

        The Incentive Compensation Policy was adopted on October 28, 2010 to address the new Federal Reserve incentive compensation guidelines. On June 21, 2010, the Federal Reserve adopted final guidelines on incentive compensation which were substantially the same as those initially proposed on October 22, 2009. The guidance includes three principles:

  •
  Incentive compensation arrangements should balance risk and financial results in a manner that does not provide employees incentives to take excessive risks on behalf of the banking organization.

  •
  A banking organization's risk-management processes and internal controls should reinforce and support the development and maintenance of balanced incentive compensation arrangements.

  •
  Banking organizations should have strong and effective corporate governance to help ensure sound compensation practices.

        The guidelines apply to all U.S. financial institutions. It is anticipated that the Company's Incentive Compensation Policy will be revised when the SEC and the other federal banking agencies finalize a joint rule and guidelines pursuant to Section 956 of the Dodd-Frank Wall Street Reform and Consumer Protection Act that would require certain financial institutions, including the Company, to disclose the structure of their incentive-based compensation practices, and prohibit such institutions from maintaining compensation arrangements that encourage inappropriate risks.

  Compensation Philosophy

        Our Company's compensation philosophy is to maximize long-term return to shareholders consistent with the Company's commitments to maintain the safety and soundness of the institution and provide the highest possible level of service to the customers and communities that it serves. To do this, the Compensation Committee believes the Company must provide competitive salaries and appropriate incentives to achieve long-term shareholder return.

  Objectives of Executive Compensation

        Our Company's executive compensation policies are designed to achieve four primary objectives:

  •
  attract and retain well-qualified executive leadership;

  •
  provide incentives for achievement of corporate goals and individual performance;

  •
  provide incentives for achievement of long-term shareholder return; and

  •
  align the interests of management with those of the shareholders to encourage continuing growth in shareholder value.

        The Compensation Committee's goal is to effectively balance salaries with other performance-based compensation commensurate with an officer's individual management responsibilities and contribution to corporate objectives. Each of the three named executive officers has served the Company for over twenty years. The salary and bonus decisions of the Compensation Committee are subjective and focused on whether there is any compelling reason to deviate from the historical compensation pattern for each executive officer. If not, it will be expected that the individual will receive a salary and bonus that is consistent with the historical compensation pattern for that individual. The determination of whether there is a compelling reason to deviate from the historical compensation pattern for an executive officer is based on whether there is a significant change in the trend of financial performance for the Company and whether there is an overall perception that the individual satisfactorily performed his or her duties at the Company. The historical compensation decisions of the Compensation Committee with respect to compensation of the executive officers also reflect the Compensation Committee's subjective assessment of the competitive nature of the markets where the Company does business and the difficulty in retaining qualified executive officers in such markets. The Compensation Committee takes these competitive salary factors into consideration when making its subjective salary and bonus compensation decisions for the executive officers.

  Decisions Regarding Executive Compensation

        The Compensation Committee's recommendations regarding each executive officer's compensation are subjective with regard to both the base salary and discretionary bonus. At the end of each year, a base salary recommendation for the next year and a discretionary bonus recommendation for the previous year are made for each executive officer by the Compensation Committee. When proposing compensation levels the Compensation Committee reviews, discusses and analyzes the historical compensation for each executive officer of the Company and whether there is any compelling reason to deviate from such historical compensation pattern for each executive officer. Only in the event that the Compensation Committee perceives that there will be a long-term trend of negative overall performance of the Company, or in the event that an executive officer is perceived as not having satisfactorily performed his or her duties at the Company, will the cash compensation of an executive officer be expected to be negatively impacted. The Compensation Committee receives recommendations respecting such analysis from the Company's President (other than as it pertains to the President). Before a vote is taken, members have an opportunity to ask for additional information, to raise and discuss further questions and to consult outside consultants and/or separate legal counsel. During 2011, the Compensation Committee did not consult outside consultants or separate legal counsel. All base salary and cash bonus recommendations of the Compensation Committee are subject to final approval of the Board of Directors of IBC.

  Elements of Compensation

        Our Company's executive compensation program consists primarily of the following elements: (i) base salary and benefits; (ii) annual cash bonus incentives; (iii) longer-term equity-based incentives in the form of stock options; (iv) participation in the Employees' Profit Sharing Plan and (v) certain perquisites. In 2010, due to the Company's participation in the TARP program, the Company added an additional element to the Company's executive compensation program in the form of long-term restricted stock units. Each component of compensation is intended to accomplish one or more of the compensation objectives discussed above. Please see "Participation in the Capital Purchase Program" below for the TARP impact on executive compensation.

        Base Salary and Benefits.    Annual base salaries are set to attract and retain executive officers with exceptional abilities and talent. The Compensation Committee considers each executive officer's performance, historical compensation and responsibilities within the Company. As stated above, the salary decisions of the Compensation Committee are subjective and focused on whether there is any compelling reason to deviate from the historical compensation pattern for each executive officer. If not, it will be expected that the individual will receive a base salary that is consistent with the historical compensation pattern for that individual. The Compensation Committee also periodically collects salary information from other publicly-traded bank holding companies in Texas. The Compensation Committee does not have targeted parameters with respect to the review of the salary information collected from such comparator companies, rather, the Compensation Committee collects the salary information for comparison as a means to identify major changes in the overall compensation levels of executive officers of publicly-traded bank holding companies in Texas. Any such major change would be considered by the Compensation Committee in its determination of whether there is a compelling reason to deviate from the historical compensation pattern for any of the executive officers. The Compensation Committee believes that the usefulness of the salary data of comparative companies is limited because the duties of officers with the same title may greatly differ from one company to another. In 2011, the Compensation Committee collected salary information from Cullen/Frost Bankers, Inc., Prosperity Bancshares, Inc., Texas Capital Bancshares, Inc., and Comerica, Incorporated. During 2011, neither the Company nor the Compensation Committee retained the services of any compensation consultant.

        Annual Cash Bonus Incentives.    Annual cash bonus incentives are used to reward executive officers for the Company's overall performance, taking into consideration individual performance. The discretionary bonus program is intended to compensate each executive officer for the officer's contribution to the Company's (i) financial performance and (ii) other non-financial goals during the previous year.

        As previously discussed, the bonus decisions of the Compensation Committee are subjective and focused on whether there is any compelling reason to deviate from the historical compensation pattern for each executive officer. If not, it will be expected that the individual will receive a bonus that is consistent with the historical compensation pattern for that individual. For each executive officer other than the President, the President conducts a subjective analysis of each officer's individual performance and makes recommendations to the Compensation Committee as to the appropriate discretionary bonus amount, taking into account each officer's historical compensation pattern. With respect to the analysis of individual performance, the President and Compensation Committee only determine whether there is a perception that the executive officer satisfactorily performed his or her duties at the Company. The Compensation Committee considers the recommendations of the President in determining the amount of the discretionary bonus for each executive officer, other than the President. All decisions of the Compensation Committee with respect to executive compensation are subject to the final approval of the Board of Directors of IBC.

        In addition to considering an executive officer's historical compensation pattern and individual performance, the Compensation Committee also considers four measures of corporate performance in determining annual cash discretionary bonus amounts to be paid to the Company's executive officers. These measures of performance are:

  •
  earnings per share and earnings per share growth;

  •
  return on average assets;

  •
  return on average equity; and

  •
  non-financial objectives.

        The Company does not have specific performance targets, thresholds or goals for any of the foregoing measures. Each measure is analyzed by the Compensation Committee to determine how it compares to the historical performance of the Company. Even if the performance in a category is not as favorable as the historical performance of the Company in such category, the Compensation Committee will subjectively analyze the reason for the difference and whether the Company believes it will cause a long-term trend of negative overall performance of the Company. The Compensation Committee is focused on the long-term results of the Company and recognizes that there may be periods when certain non-financial objectives may out-weigh near-term financial performance. The Compensation Committee believes that the total compensation paid to each of the executive officers in 2011 was appropriate in light of the compensation objectives of the Company.

        The Compensation Committee did not pay a discretionary bonus to Mr. Nixon or any of the other four most highly compensated employees of the Company for services rendered to the Company in 2011 pursuant to the restrictions set forth in the CPP Compensation Regulation as described in "Participation in the Capital Purchase Program" below. On December 16, 2011, our Company's President, Mr. Nixon, received an award of long-term restricted stock units, payable solely in cash, in the amount of $400,000 for his performance during 2011. In order to meet the restrictions in the CPP Compensation Regulations, as discussed in "Participation in the Capital Purchase Program" below, Mr. Nixon's long-term restricted stock units do not exceed one-third of his total annual compensation and are subject to prescribed vesting criteria as set forth in the CPP Regulations, which generally provide for complete vesting after two years of continued performance by Mr. Nixon and payment of the award in cash after the later of the two year vesting period or the repayment of the TARP funds by the Company.

        For services rendered to the Company in 2011, Mr. Nixon, the President of the Company, received a salary of $622,244.64. The amount of Mr. Nixon's salary was consistent with the historical salary compensation pattern for Mr. Nixon, who has served as President of the Company and its predecessor, IBC, since 1979 and whose duties are more extensive than those of the other named executive officers.

        Longer-Term Equity-Based Incentive-Stock Options.    A portion of executive compensation is also linked to corporate performance through equity-based compensation awards in the form of stock options. Awards under the Company's shareholder-approved Stock Option Plan are designed to:

  •
  align executive officer and shareholder interests;

  •
  reward officers for building shareholder value; and

  •
  encourage long-term investment in the Company by executive officers.

        Although our Company has no specific stock ownership guidelines, the Compensation Committee believes that stock ownership by management is beneficial to shareholders and stock options have been granted by the Company to executive officers and key salaried employees pursuant to various shareholder-approved stock option plans for many years. The size of the option grants is determined by the Stock Option Plan Committee based upon a subjective assessment of the respective employee's performance, compensation level and other subjective factors determined by the Stock Option Plan Committee.

        All stock option grants to executive officers have been made pursuant to shareholder-approved stock option plans. The Stock Option Plan Committee administers all aspects of the 2005 International Bancshares Corporation Stock Option Plan (the "Stock Option Plan") and also has authority to determine the individuals to whom and the terms upon which options are granted, the number of shares subject to each option and the form of consideration payable upon the exercise of an option. The President makes recommendations of stock option grants (other than for himself), which the Stock Option Plan Committee then considers. The Stock Option Plan Committee takes final action on the amount, timing, price and other terms of all options granted to executive officers and key salaried employees of the Company. The exercise price of each option granted under the Stock Option Plan equaled the fair market value of the Common Stock as of the date of grant.

        The Stock Option Plan Committee granted awards in the form of stock options to several of the executive officers and key salaried employees in 2011. The Stock Option Plan Committee has no formal policy as to timing of awards of stock options other than as set forth below with respect to the release of material non-public information. Two of the three named executive officers of the Company were granted stock options in 2011. The granting of the stock options for these executive officers was consistent with the historic compensation practices of the Company for such executive officers, which compensation practices span a range of at least twenty years for each executive officer and include a number of years when the executive officers were not granted stock options. Historically, the Company has not granted stock options to the executive officers every year. Prior to the grants in 2009, stock option awards had been granted to at least one of the named executive officers in five of the ten years ended 2005, although the President has not received any stock option awards since 1997. All stock option awards under the Stock Option Plan have been made at the market value of the Company's common stock on the date of grant. Stock options granted under the Stock Option Plan are generally granted for a term of eight years and have a six year vesting schedule. The Stock Option Plan permits the exercise price to be paid by delivery of cash or by surrendering shares of the Company's common stock. Vesting of stock options may be accelerated upon certain events, including a change in control of the Company. Approximately forty-two percent of all stock options outstanding and held by executive officers as of December 31, 2011 were vested. The Stock Option Plan is a tandem plan that provides for the granting of nonstatutory stock options and incentive stock options. The most recent stock options granted to executive officers in 2009 and 2011 were all incentive stock options. The Stock Option Plan Committee believes its decision to grant stock options to several of the executive officers and key salaried employees in 2011 is consistent with the Company's compensation objectives. During 2011, no stock options were granted to Mr. Nixon or any of the other four most highly compensated employees of the Company pursuant to the compensation restrictions of TARP as discussed in "Participation in the Capital Purchase Program" below.

        Long Term Restricted Stock Unit Plan.    On December 18, 2009, the Company's Board of Directors adopted the 2009 International Bancshares Corporation Long-Term Restricted Stock Unit Plan (the "LTRSU Plan") to give the Company additional flexibility in the compensation of its officers, employees, consultants and advisors in compliance with all applicable laws and restrictions. The Plan provided for both the issuance of long-term restricted stock units that complied with the restrictions of the CPP Compensation Regulations applicable to the five most highly compensated employees as well as long-term restricted stock units that did not comply with such restrictions. Long-term restricted stock units issuable under the Plan are not equity and are payable only in cash. One of the five most highly compensated employees of the Company, Dennis E. Nixon, the Company's President and one of the SEOs, has received awards of long-term restricted stock units that do comply with the restrictions set forth in the CPP Compensation Regulations for the five most highly compensated employees of the Company. On December 16, 2011, Mr. Nixon received an award of long term restricted stock units in the amount of $400,000 for his performance during 2011. In order to meet the restrictions in the CPP Compensation Regulations, Mr. Nixon's long term restricted stock units do not exceed one-third of his total annual compensation.

        Profit Sharing Plan.    The Company has a 401(k) deferred profit sharing plan for full-time employees with a minimum of one year of continuous employment with the Company in order to provide a tax-advantaged savings vehicle to employees. It is a tax-qualified, defined contribution plan. The Company's annual contribution to the profit sharing plan is based on a percentage, as determined by the Board of Directors, of total compensation paid during the year to participants of the profit sharing plan. Allocation of the contribution among officers and employees' accounts is based on length of service and amount of salary earned. Profit sharing costs of $3,900,000 were charged to income for the year ended December 31, 2011. This profit sharing plan and the Company's contribution to the plan enhance the range of benefits the Company offers to executives and employees and enhances the Company's ability to attract and retain employees.

        Perquisites and Other Personal Benefits.    The Company provides the executive officers with modest perquisites and other personal benefits. The perquisites we offer are common in the financial services industry and help the Company attract and retain superior employees for key positions. Some of the perquisites are intended to serve a business purpose because they enhance the ability of the employees of the Company to attract and retain customers of the Company. The perquisites and other benefits represent a small part of the Company's overall executive compensation package. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The primary perquisites are club memberships and the use of Company aircraft. The perquisites are disclosed in the Summary Compensation Table and they are itemized in the related supplemental table.

        In September 2009, the Company adopted an Excessive or Luxury Expenditure Policy as required by the CPP Compensation Regulations as discussed below in "Participation in the Capital Purchase Program." That policy serves to reinforce the Company's long-standing commitment to control expenses and confirmed the Company's intention to continue to aggressively stress conservative business practices. The Policy provides that transportation for Company staff to outlying locations for business purposes should be conducted in the most cost appropriate way for the Company. The determination of transportation analysis will factor in cost, efficiency and timeliness of travel. With respect to air travel, the Policy provides that the Company's Bank Security Policy pertaining to air travel by certain designated key individuals, as discussed below, must be followed at all times.

        The efficiencies and security afforded by corporate aircraft are a key factor in the Company's business plan in view of the Company being headquartered in Laredo, Texas. The Company's Board has engaged an outside security consultant to assess security risks to the executive management of the Company and adopted the Bank's Security Policy based on the recommendations of the security consultant. In view of the location of the Company's headquarters in Laredo on the Texas/Mexico border, the security consultant recommended that the Principal Executive Officer of the Company, Mr. Nixon, and his family use a Company plane for all business and personal travel. Although Mr. Nixon and his family's personal use of the Company plane is required by the Company for security reasons, the Company still reports for Securities and Exchange Commission disclosure purposes the personal use of the Company plane as a perquisite of Mr. Nixon. The Company reports use of corporate aircraft by executive officers as a perquisite or other personal benefit unless it is integrally and directly related to the performance of the executive's duties. The personal use of the aircraft is reported at the Company's incremental cost. The Company estimates the incremental cost to be equal to the Company's average incremental operating cost, which includes items such as fuel, maintenance, landing fees, trip-related permits, trip-related hangar costs, trip-related catering, meals and supplies, crew expenses during layovers, and any other expenses incurred or accrued based on the number of hours flown. This method fairly approximates the Company's incremental cost; however, it may overstate the Company's actual incremental cost in situations where the Company's aircraft would have flown on such trip for business purposes anyway and space would have been available at little or no additional incremental cost to transport the executive or his or her guest(s) who were not traveling for business purposes.

  Tax and Regulatory Considerations

        The Compensation Committee has considered the limitations on deductibility of compensation of the executive officers under Section 162(m) of the Code. Section 162(m) of the Code provides that publicly-held companies may not deduct compensation paid to certain executive officers in excess of one million dollars annually, with certain exemptions for qualified, shareholder-approved "performance-based" compensation; however, the Company no longer has any such "performance-based" compensation plan since the Company's former Executive Incentive Compensation Plan was terminated in December 2008. The Compensation Committee reserves the right to use its judgment to authorize compensation payments that may not be deductible under Section 162(m) when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its shareholders.

        As a result of the Company's participation in TARP (see "Participation in the Capital Purchase Program"), the Company will be subject to amendments to Section 162(m) which limit the deductibility of all compensation, including performance based compensation, to $500,000 per executive with respect to any taxable year during which the U.S. Treasury retains its TARP investment in the Company. When the Company's Board of Directors determined to participate in TARP, it was aware of, factored into its analysis and agreed to, the potential increased after-tax cost of its executive compensation program that would arise because of the TARP Program's $500,000 deduction limitation. However, and especially in connection with the limitations imposed upon executive compensation by participation in TARP (see "Participation in the Capital Purchase Program"), the Company realizes that executive compensation must remain competitive and aligned with shareholder interests, which may result in the Company providing compensation that is not always deductible. The Company contends that retaining the right leadership is of greater shareholder value than achieving 100% deductibility of all executive compensation at all times. This limitation on deductibility does not affect any officer's receipt of compensation, but increases the company's tax liability.

        The Company and the Compensation Committee also take into consideration various other tax and regulatory matters when determining the amount and type of compensation awarded to executives. These areas include Section 409 of the Code relating to deferred compensation and the expensing of equity grants under FASB ASC Topic 718. In making compensation structure and award decisions, the Compensation Committee does take into account the impact of these regulatory areas.

  Other Guidelines Affecting Executive Compensation

        Stock-Based Compensation—Timing of Grants.    The Stock Option Plan Committee sets the exercise price of stock options at the closing stock price on the date of grant. The Stock Option Plan Committee tries to make stock option grants at times when the exercise price will not be influenced by releases of material, non-public Company information. The Company does not time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.

        Adjustments to Incentive Compensation as a Result of Financial Statement Restatements.    The Company does not have a policy or guideline regarding the adjustment or recovery of awards or payments to executive officers if the relevant Company's performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. There are forfeiture and recoupment provisions contained in the Company's Long-Term Restricted Stock Unit Plan in accordance with the recoupment provisions of the CCP Compensation Regulations as discussed below.

The CCP Compensation Regulations and the International Bancshares Corporation Compensation Clawback Policy provide for recovery of any bonus payment, retention award, or incentive compensation paid to the TARP Covered Employees based on materially inaccurate financial statements (which includes but is not limited to, statements of earnings, revenues, or gains), or any other materially inaccurate performance metric criteria. For additional information regarding the recoupment of awards, both equity and incentive, please see "Participation in the Capital Purchase Program" below.

  Participation in the Capital Purchase Program.

        The Company elected to issue $216,000,000 of Series A Preferred Stock to the Treasury Department under the CPP of the federal government's TARP. The Company chose to enter the CPP even though the Company was well capitalized because the extra capital provided by the TARP funds further strengthened the Company's capital ratios and enhanced the Company's ability to serve the financial needs of its customers and the communities it serves. As a result of the Company's participation in the CPP, the Company's senior executive officers including Dennis E. Nixon, R. David Guerra and Imelda Navarro have also executed waivers whereby they voluntarily waive any claim against Treasury or IBC for any changes to his/or her compensation or benefits that are required to comply with the executive compensation restrictions applicable to TARP participants and acknowledging that the regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements as they relate to the period during which the Company is a TARP participant.

        On February 17, 2009, President Obama signed into law the ARRA. The ARRA imposed additional compensation restrictions and corporate governance standards on TARP recipients. The new law also includes limitations on executive compensation of certain of the most highly-compensated employees and executive officers of financial institutions, such as the Company, that participated in TARP. In June 2009, the Treasury Department issued implementing regulations under ARRA as more fully described in 31 CFR Part 30 (as amended December 7, 2009) (the "CPP Compensation Regulations") that significantly affect our executive compensation program. Those requirements are outlined below.

        Limitations on Incentive Compensation.    The CPP Compensation Regulations contain a prohibition on paying or accruing bonus, incentive or retention compensation for at least the five most highly compensated employees ("MHC"), other than arrangements that meet the following criteria:

  •
  Payments of "Long-Term Restricted Stock," ("LTRS") including restricted stock units, subject to prescribed vesting criteria included in the CPP Compensation Regulations and having a value of no more than one-third of the employee's total compensation.

  •
  The LTRS may be payable in stock or in cash, as long as the cash is equivalent to the value of the underlying stock.

  •
  "Annual compensation" is the amount disclosed in the Summary Compensation Table except that it may exclude actuarial increases in pension plans.

  •
  For this purpose, "compensation" includes all equity based compensation in the year in which it was granted, measured at fair market value ("FMV") on the grant date.

  •
  The value of any LTRS grant is included in "compensation" at its FMV on the grant date only in the year that it is granted.

  •
  The MHC must remain employed for at least 2 years after the LTRS is granted and the grant may not fully vest until all of the CPP investment is repaid.

  •
  This payment limitation does not apply to any incentives accrued or paid prior to June 15, 2009 if the employee had a legally binding right to receive the payment as of February 11, 2009.

        Golden Parachute Prohibition.    The CPP Compensation Regulations contain a prohibition on making any "golden parachute" payments to the senior executive officers and the next five most highly compensated employees including payments made on account of a "change in control" of the Company.

        Compensation Clawback.    The CPP Compensation Regulations subject bonus, incentive and retention payments made to the senior executive officers and the next 20 most highly compensated employees to a "clawback" if based on materially inaccurate financial statements (which include, but is not limited to, statements of earnings, revenues or gains) or any other materially inaccurate performance metric criteria.

        Prohibition of Plans Encouraging Excessive Risk.    The CPP Compensation Regulations contain a prohibition on any compensation plan that would encourage manipulation of reported earnings of the TARP participant.

        Adoption of Luxury Expenditure Policy.    The CPP Compensation Regulations contain a requirement that the Company adopt and the Company has adopted, filed with Treasury and posted on our website an "excessive and luxury" expenditure policy regarding excessive or luxury expenditures including office and facility renovations, aviation or other transportation services and other activities or events that are not reasonable expenditures for staff development, reasonable performance incentives or similar measures in the ordinary course of business.

        Say-On-Pay Non-binding Vote.    The CPP Compensation Regulations contain a requirement for submitting a "say-on-pay" proposal to a non-binding vote of shareholders at annual meetings, whereby shareholders vote to approve the compensation of executives as disclosed pursuant to the executive compensation disclosures included in the proxy statement.

        Treasury Compensation Review.    The CPP Compensation Regulations contain a review by the U.S. Department of Treasury of any bonus, retention awards or other compensation paid to the senior executive officers and the next 20 most highly compensated employees prior to February 17, 2009 to determine if such payments were excessive and negotiate for the reimbursement of such excess payments.

        Perquisite and Benchmarking Disclosure.    Pursuant to the CPP Compensation Regulations we are required to annually, within 120 days after year-end, disclose to Treasury and the FDIC the payment of perquisites exceeding $25,000 for any employee subject to bonus restrictions (our MHCs), including the amount and nature of the perquisite and the justification for providing it. We also must annually disclose to Treasury and the FDIC information about our use of compensation consultants for benchmarking.

        CEO and CFO Certifications.    Pursuant to the CPP Compensation Regulations our CEO and CFO must provide, within 90 days after the close of each fiscal year, compliance certifications to Treasury confirming our compliance with the CPP Compensation Regulations. These certifications are filed as Exhibits to our 10-K and we must preserve supporting records and documentation for at least 6 years after the certification.

        Compensation Committee Review and Certification.    In addition, the CPP Compensation Regulations establish a compliance reporting regime, which includes a requirement that the Compensation Committee meet twice a year to review the entity's compensation policies for unnecessary risk, and to annually disclose its findings. Pursuant to the review requirements the Compensation Committee must:

  •
  Review every six months all employee compensation plans with senior risk officers to identify and eliminate excessive risk components;

  •
  Annually provide a narrative description of how the SEO compensation plans do not encourage excessively risky behavior and certify that the SEO incentive compensation arrangements do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the institution.

        The CPP Compensation Regulations apply to any entity that has received funds under TARP and shall generally continue to apply for as long as any obligation arising from securities issued under TARP, including preferred stock issued under the CPP, remain outstanding. These restrictions shall not apply to any TARP recipient during such time when the federal government (i) only holds any warrants to purchase common stock of such recipient or (ii) holds no preferred stock or warrants to purchase common stock of such recipient. Pursuant to the provisions of the ARRA, the Company shall be permitted to repay the $216 million it received under TARP, subject to consultation with the Federal Reserve, without regard to certain repayment restrictions in the Securities Purchase Agreement the Company entered into with the Treasury Department.

  Conclusion

        We believe the Company's 2011 executive compensation program's mix of salary, annual cash bonus incentives, long-term restricted stock units, and longer-term equity-based incentives in the form of stock options motivates the Company's management team to produce strong results for shareholders. Our Board believes this compensation program strikes an appropriate balance between the interests and needs of the Company and appropriate employee rewards based on shareholder value creation.

  Compensation Committee Narrative Description of Review of Risks Associated With Compensation Plans

        The Compensation Committee has discussed, reviewed and evaluated with the senior risk officers at least every six months, including in February, 2010, August, 2010, February, 2011, August, 2011 and again in January, 2012, the SEO compensation plans and employee compensation plans and the risks these plans pose to the Company with the goal to identify any features of the Company's incentive compensation arrangements that could lead SEOs or other employees to take unnecessary and/or excessive risks that threaten the Company's value; to eliminate those features; to eliminate any features in the compensation arrangements that could encourage manipulation of reported earnings to enhance the compensation of any employee and to identify and mitigate any risks arising from the Company's compensation policies and practices for employees that are reasonably likely to have a material adverse affect on the Company.

        The Company's SEO compensation plans or arrangements are the same as the employee compensation plans or arrangements. As discussed in the "Compensation Discussion and Analysis" above, the Company's SEO and employee compensation arrangements, other than the new Long Term Restricted Stock Unit Plan, have been in place for many years, are not complicated and include the following:

  •
  Base Salary

  •
  Annual Discretionary Cash Bonus

  •
  Stock Option Plan

  •
  Long Term Restricted Stock Unit Plan

  •
  Profit sharing Plan

  •
  Perquisites and other Personal Benefits

        In its deliberations, the Committee noted that the Company's only compensation arrangement that included specific performance thresholds was the Executive Incentive Compensation Plan ("EICP") and that the EICP was terminated effective as of December 19, 2008. None of the Company's employee compensation arrangements for the year ended December 31, 2011 had specific performance thresholds. The Committee confirmed that the Company's employee compensation decisions are subjective and focus on an individual's management responsibilities and contribution to the Company's corporate objectives, rather than formulaic performance thresholds that could lead to the employee, whether or not an SEO, taking unnecessary or excessive risks or otherwise manipulating the Company's reported earnings in order to meet the formulaic performance threshold. Accordingly, the Committee determined that the Company's compensation arrangements do not encourage behavior based on short term results rather than the long-term value of the Company. The Committee also confirmed that neither the Committee nor the Board of Directors of the Company engaged a compensation consultant at any time during 2011.

        Based on its review and discussion of each SEO and employee compensation plan, the Committee determined that no SEO or employee compensation plan encourages the SEOs or the employees to take unnecessary and/or excessive risks that threaten the Company's value. The Committee also determined that no employee compensation plan encourages the manipulation of reported earnings to enhance the compensation of any employee. The Compensation Committee further determined that there are no risks arising from the Company's compensation policies and practices for employees that are reasonably likely to have a material adverse affect on the Company.

        As part of its review of the SEO and employee compensation arrangements, the Compensation Committee carefully considered whether actions were necessary to limit unnecessary risks posed by any employee compensation plan. The Compensation Committee did not find that any SEO or employee compensation arrangement posed any unnecessary risk so no specific action was taken to limit such risk; however, the Committee did take action to ensure that the Company complied with the compensation restrictions set forth in the CPP Compensation Regulations.

        In order to comply with the restrictions on the payment of incentive compensation to the five most highly compensated employees of the Company, the Compensation Committee carefully reviewed the compensation paid to the twenty most highly compensated employees of the Company, as defined in the CPP Compensation Regulations to include affiliate entities, and identified the five most highly compensated employees of the Company according to the definitions in the CPP Compensation Regulations. The Compensation Committee did not grant any cash bonuses or any other prohibited incentive compensation to any of the five most highly compensated employees of the Company. The Compensation Committee also conferred with the Stock Option Plan Committee of the Company and confirmed that no stock options were granted to any of the five most highly compensated employees of the Company.

        On December 18, 2009, the Company's Board of Directors adopted the LTRSU Plan. On December 16, 2011, one of the five most highly compensated employees of the Company, Dennis E. Nixon, the Company's President and one of the SEOs, received an award of long-term restricted stock units in the amount of $400,000 for his performance during 2011. In order to meet the restrictions in the CPP Compensation Regulations, Mr. Nixon's long-term restricted stock units do not exceed one-third of his total annual compensation and the vesting and payment terms of the LTRSUs were required to meet criteria set forth in the CPP Compensation Regulations. The Compensation Committee reviewed the issuance of the LTRSUs to Mr. Nixon and confirmed that they were in accordance with the CPP Compensation Regulations.

        The Compensation Committee also acknowledged and discussed the CPP Compensation Regulations and the International Bancshares Corporation Compensation Clawback Policy that require the Company to ensure that any bonus, retention award, or incentive compensation paid or accrued during the TARP period to a SEO or one of the next twenty most highly compensated employees is subject to recovery or "clawback" by the Company if the payments or accruals were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

        At the conclusion of the discussion of the compensation arrangements of the Company, the Compensation Committee unanimously authorized the certification found in the Compensation Committee report, below.

Compensation Committee Report and Certification

        The Compensation Committee certifies that:

  1.
  It has reviewed with Senior Risk Officers the senior executive officer (SEO) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company;

  2.
  It has reviewed with Senior Risk Officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

  3.
  It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review, has recommended to the Board of Directors that the disclosure set forth above under the heading "Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into the Company's annual report on Form 10-K for the year ended December 31, 2011.

        Submitted by the Compensation Committee:

        Irving Greenblum      Daniel B. Hastings, Jr.      Peggy J. Newman

EXECUTIVE COMPENSATION TABLES

        The following information is furnished for the fiscal year ended December 31, 2011 with respect to the Principal Executive Officer, the Principal Financial Officer and the one other executive officer of the Company receiving at least $100,000 in compensation. All cash compensation is paid by IBC, as the Company does not directly pay any cash compensation to the executive officers of the Company. Each of the three named executive officers of the Company is also an executive officer of IBC.

  Summary Compensation

        The following table sets forth information regarding compensation earned by the Principal Executive Officer, the Principal Financial Officer and the one other executive officer of the Company who received compensation of at least $100,000 for each of the Company's last two completed fiscal years.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Dennis E. Nixon	2011	622,244	—	400,000	—	—	219,307	1,241,551
Chairman of the Board,	2010	611,828	—	400,000	—	—	221,668	1,233,496
President and Director of	2009	372,244	—	250,000	—	—	218,428	840,672
the Company; President, CEO and Director of IBC
R. David Guerra	2011	217,271	49,960		13,757	—	65,385	346,373
Vice President and	2010	217,292	41,984		—	—	66,299	325,575
Director of the Company;	2009	218,040	65,000		—	—	63,495	346,535
President of IBC branch in McAllen, Texas and Director of IBC
Imelda Navarro	2011	187,564	93,933		19,260	—	46,688	347,445
Principal Financial	2010	187,065	96,934		—	—	40,204	324,203
Officer, Treasurer and	2009	185,697	96,934		8,175	—	40,583	331,389
Director of the Company, Senior Executive Vice President and Director of IBC

(1)
The amounts shown in this column only include the salary paid to the executive officer. All cash compensation paid to the named officers was paid by IBC.

(2)
The amounts shown in this column are discretionary cash bonuses paid by IBC.

(3)
The amounts shown in this column represent the aggregate grant date fair value of the Long-Term Restricted Stock Units computed in accordance with FASB ASC Topic 718, as discussed further in the table entitled "Grants of Plan-Based Awards in 2011" set forth below.

(4)
The amounts shown in this column represent the aggregate grant date fair value of the stock-based compensation granted in the stated fiscal year, in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 15 to our audited financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Options were granted to several of the named executive officers and key salaried employees in fiscal years 2011 or 2009 and the amounts shown for these years have been restated to reflect the change in SEC reporting rules, which formerly required reporting the aggregate expense recognized during the year for all equity awards, including awards granted in prior years, rather than reflecting the fair market value on the date of grant.

(5)
None of the named executive officers received any non-equity incentive plan compensation during the last three fiscal years.

(6)
The amounts shown in the "All Other Compensation" column include the perquisites and personal benefits set forth in the "All Other Compensation Table" below.

  All Other Compensation

Name	Year	Club Memberships ($)	Long Term Disability & Health Insurance Premiums ($)	Company Contribution to Profit Sharing Plans ($)(1)	Company and Subsidiary Bank Director Fees ($)(2)	Housing Allowance ($)(3)	Administrative Services ($)(4)	Airplane ($)(5)	Total ($)
Dennis E. Nixon	2011	4,384	3,018	15,068	108,500	—	40,000	48,337	219,307
	2010	4,384	2,857	15,012	104,700	—	40,000	54,715	221,668
	2009	3,897	2,857	14,842	104,000	—	40,000	52,832	218,428
R. David Guerra	2011	4,351	3,655	13,379	27,700	16,300	—	—	65,385
	2010	4,352	3,584	13,323	30,400	14,640	—	—	66,299
	2009	4,157	3,584	13,214	29,500	13,040	—	—	63,495
Imelda Navarro	2011	4,384	3,470	11,574	25,900	1,360	—	—	46,688
	2010	4,384	3,309	11,501	19,400	1,610	—	—	40,204
	2009	3,897	3,309	11,287	20,300	1,790	—	—	40,583

(1)
All amounts shown in this column consist of funds contributed or allocated by the Company pursuant to the Company's Employee Profit Sharing Plan, a deferred profit sharing plan for employees with one year of continual employment.

(2)
Director fees include those fees paid by the Company and subsidiary banks where the executive officer serves as director.

(3)
This amount is for a housing allowance provided to officers of the company and subsidiary banks; the amount paid is the differential between the home loan rate and the cost of funds rate.

(4)
This amount is for personal administrative services provided by Company staff to Mr. Nixon.

(5)
Although Mr. Nixon's and his family's personal use of the Company plane is required by the Company for security reasons, the Company still reports for Securities and Exchange Commission disclosure purposes the personal use of the Company plane as a perquisite to Mr. Nixon. The Company reports use of corporate aircraft by executive officers as a perquisite or other personal benefit unless it is integrally and directly related to the performance of the executive's duties. The personal use of the aircraft is reported at the Company's incremental cost. The Company estimates the incremental cost to be equal to the Company's average incremental operating cost, which includes items such as fuel, maintenance, landing fees, trip-related permits, trip-related hanger costs, trip-related catering, meals and supplies, crew expenses during layovers, and any other expenses incurred or accrued based on the number of hours flown. The Company believes this method fairly approximates the Company's incremental cost; however, it may overstate the Company's actual incremental cost in situations where the Company's aircraft would have flown on such trip for business purposes anyway and space would have been available at little or no additional incremental cost to transport the executive or his or her guest(s) who were not traveling for business purposes.

  Grants of Plan-Based Awards

Name	Grant Date (b)	Estimated Future Payouts Under Equity Incentive Plan Awards(1) Target(#)(d)		All Other Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option ($)
Dennis E. Nixon	12/16/2011	22,779	(1)	—	—	400,000	(2)
R. David Guerra	10/07/2011	—		2,500	$14.73	13,757
Imelda Navarro	10/07/2011	—		3,500	$14.73	19,260

(1)
Mr. Nixon was granted the equivalent of $400,000 worth of Long-Term Restricted Stock Units, which divided by the fair market value of the Company common stock at the time of grant of $17.56 represents 22,779 Long-Term Restricted Stock Units; however, the Long-Term Restricted Stock Units will be paid solely in cash equal to the number of vested Long-Term Restricted Stock Units multiplied by the fair market value of one share of common stock of the Company on the settlement date. The Long-Term Restricted Stock Units, with certain exceptions, provide for full vesting after two years of continued performance by Mr. Nixon and payment of the award in cash after the later of the two year vesting period or the repayment of TARP funds by the Company, as more fully described in "Compensation Discussion and Analysis" above and in the CPP Compensation Regulations.

(2)
This column represents the grant date fair value of the equity award computed in accordance with FASB ASC Topic 718. The grant date fair value of the Long-Term Restricted Stock Units for Mr. Nixon was computed based on the Liability Award method of FASB ASC Topic 718 because the units are payable solely in cash. Please see "Compensation Discussion and Analysis" above for more information regarding the Long-Term Restricted Stock Units granted to Mr. Nixon, including the "Participation in the Capital Purchase Program" discussion that specifically discusses the restrictions applicable to Long Term Restricted Stock Units under the CPP Compensation Regulations.

  Outstanding Equity Awards at Year End

        The following table sets forth 2011 year end information regarding outstanding equity awards held by the individuals named in the Summary Compensation Table above. During 2011, the Company granted options to several of the named executive officers and key salaried employees; but no options were granted to any of the five most highly compensated employees of the Company in accordance with the TARP restrictions as described in the "Participation in the Capital Purchase Program" discussion.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration date		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Awards: Payout Unearned or Other have not Vested
R. David Guerra	1,925	—	26.82	10/14/2013	(1)
	—	2,500	14.73	10/07/2019	(3)
Imelda Navarro	2,750	—	26.82	10/14/2013	(1)
	750	1,750	10.40	04/16/2017	(2)
	—	3,500	14.73	10/07/2019	(3)
Dennis E. Nixon						20,305	(4)	$400,000	(5)
						22,779	(4)	$400,000	(5)

(1)
These options were granted on October 14, 2005 and have a six year vesting schedule, vesting 5%, 10%, 15%, 20%, 25% and 25%. All of the options will expire eight years from the date of grant.

(2)
These options were granted on April 16, 2009 and have a six year vesting schedule, vesting 5%, 10%, 15%, 20%, 25% and 25%. All of the options will expire eight years from the date of grant.

(3)
These options were granted on October 7, 2011 and have a six year vesting schedule, vesting 5%, 10%, 15%, 20%, 25% and 25%. All of the options will expire eight years from the date of grant.

(4)
On December 15, 2010, Mr. Nixon was granted the equivalent of $400,000 worth of Long-Term Restricted Stock Units, which divided by the fair market value of the Company common stock at the time of grant of $19.70 represents 20,305 Long-Term Restricted Stock Units; and on December 16, 2011, Mr. Nixon was granted the equivalent of $400,000 worth of Long-term Restricted Stock Units, which divided by the fair market value of the Company common stock at the time of grant of $17.56 represents 22,779 Long-Term Restricted Stock Units; however, the Long-Term Restricted Stock Units will be paid solely in cash equal to the number of vested Long-Term Restricted Stock Units multiplied by the fair market value of one share of common stock of the Company on the settlement date. These Long-Term Restricted Stock Units, with certain exceptions, provide for full vesting after two years of continued performance by Mr. Nixon and payment of the award in cash after the later of the two year vesting period or the repayment of TARP funds by the Company as more fully described in the "Compensation Discussion and Analysis" above and the CPP Compensation Regulations.

(5)
This reports the grant date fair value of the Long-Term Restricted Stock Units granted to Mr. Nixon in 2010 and 2011 computed in accordance with FASB ASC Topic 718. The grant date fair value of the Long-Term Restricted Stock Units for Mr. Nixon was computed based on the Liability Award method of FASB ASC Topic 718 because the units are payable solely in cash. Please see "Compensation Discussion and Analysis" above for more information regarding the Long-Term Restricted Stock Units granted to Mr. Nixon, including the "Participation in the Capital Purchase Program" discussion that specifically discusses the restrictions applicable to Long Term Restricted Stock Units under the CPP Compensation Regulations.

  Option Exercises and Stock Vested

        None of the named executive officers exercised stock options during 2011. The following table shows the value realized upon the vesting of stock awards of the Principal Executive Officer, the Principal Financial Officer and the one other executive officer of the Company receiving at least $100,000 in compensation. Please see the preceding table for information regarding the vesting schedule for outstanding stock options held by the Company's named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Dennis Nixon(1)	0	0	14,766	$262,244.16
Imelda Navarro	0	0	0	0
R. David Guerra	0	0	0	0

(1)
On December 18, 2009, Mr. Nixon was granted the equivalent of $250,000 worth of Long-Term Restricted Stock Units, which divided by the fair market value of the Company common stock at the time of grant of $16.93 represents 14,766 Long-Term Restricted Stock Units and such units vested on December 18, 2011. The Long-Term Restricted Stock Units will be paid solely in cash equal to the number of vested Long-Term Restricted Stock Units multiplied by the fair market value of one share of common stock of the Company on the settlement date. These Long-Term Restricted Stock Units, with certain exceptions, provide for full vesting after two years of continued performance by Mr. Nixon and payment of the award in cash after the later of the two year vesting period or the repayment of TARP funds by the Company as more fully described in the "Compensation Discussion and Analysis" above and the CPP Compensation Regulations.

  Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2011, with respect to the Company's equity compensation plans:

			C
	A		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	B
Plan Category		Weighted average exercise price of outstanding options, warrants and rights
Equity Compensation plans approved by security holders	844,721	$19.08	14,161

Total	844,721	$19.08	14,161

SECURITY OWNERSHIP OF MANAGEMENT

        Based upon information received from the persons concerned, each of whom is a director and nominee for director, the following individuals and all directors and executive officers of the Company as a group owned beneficially as of April 2, 2012, the number and percentage of outstanding shares of Common Stock of the Company indicated in the following table:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
Irving Greenblum(1)	589,784		*
R. David Guerra(2)	177,848	+	*
Daniel B. Hastings, Jr.	174,184		*
Douglas B. Howland	8,303		*
Imelda Navarro(3)	201,562	+	*
Sioma Neiman(4)	518,736		.*
Peggy J. Newman	17,016		*
Dennis E. Nixon(5)	2,514,661		3.74%
Larry A. Norton(6)	137,847		*
Leonardo Salinas(7)	80,597		*
A. R. Sanchez Jr.(8)	9,559,999		14.22%
All Directors and Executive Officers as a group (11 persons)(9)	13,980,537		20.79%

*
Ownership of less than one percent

+
Includes shares which are issuable upon the exercise of options exercisable within 60 days of April 2, 2012 ("currently exercisable options").

(1)
The holdings shown for Mr. Greenblum include 108,331 shares held in a family limited partnership, which he has the power to dispose of and to vote. The holdings for Mr. Greenblum include 34,362 shares held in his wife's name.

(2)
The holdings shown for Mr. Guerra include 1,925 shares issuable upon the exercise of currently exercisable options. The holdings shown for Mr. Guerra include 153,923 shares held jointly with his wife and 22,000 shares held in a family limited partnership, which he has the power to dispose of and to vote.

(3)
The holdings shown for Ms. Navarro include 3,500 shares issuable upon the exercise of currently exercisable options.

(4)
The holdings shown for Mr. Neiman are in the name of Inar Investments, Corp., of which he is the Managing Director.

(5)
The holdings shown for Mr. Nixon include 163,680 shares held in his wife's name.

(6)
The holdings shown for Mr. Norton include 136,917 held in a family limited partnership, which he has the power to dispose of and to vote. The holdings for Mr. Norton include 274 shares held in his wife's name.

(7)
The holdings shown for Mr. Salinas include 51,562 shares held in a family limited partnership, which he has the power to dispose of and to vote.

(8)
Mr. Sanchez owns directly and has the sole power to vote and to dispose of 2,489,560 shares. The shares shown for Mr. Sanchez include 2,626,898 shares owned by the Alicia M. Sanchez Charitable Lead Annuity Trust. Mr. Sanchez serves as a trustee of this trust and has the sole power to vote and dispose of such shares. The shares shown for Mr. Sanchez also include 2,496,351 shares held by trusts in which various family members, including his children, have a vested interest in the income and corpus and for which Mr. Sanchez serves as trustee. Mr. Sanchez has sole power to vote and to dispose of such 2,496,351 shares. The totals for Mr. Sanchez also reflect (i) 1,124,111 shares held by a limited partnership, the managing general partner of which is a corporation of which Mr. Sanchez is the president and sole shareholder; and (ii) 823,079 shares held by the A. R. "Tony" and Maria J. Sanchez Family Foundation, of which Mr. Sanchez is a director.

(9)
The holdings shown for all directors and executive officers as a group include 5,425 shares issuable upon the exercise of currently exercisable options.

        Except as reflected in the notes to the preceding table, each of the individuals listed in the table owns directly the number of shares indicated in the table and has the sole power to vote and to dispose of such shares.

PRINCIPAL SHAREHOLDERS

        Insofar as is known to the Company, no person beneficially owned, as of April 2, 2012, more than five percent of the outstanding Common Stock of the Company, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class
A. R. Sanchez Jr.(1)	9,559,999	14.22%
P.O. Box 2986
Laredo, Texas 78040
BlackRock, Inc.(2)	3,854,114	5.73%
40 East 52nd Street
New York, NY 10022
Wellington Management Company, LLP(3)	5,698,744	8.47%
280 Congress Street
Boston, MA 02210

(1)
Mr. Sanchez owns directly and has the sole power to vote and to dispose of 2,489,560 shares. The shares shown for Mr. Sanchez include 2,626,898 shares owned by the Alicia M. Sanchez Charitable Lead Annuity Trust. Mr. Sanchez serves as a trustee of this trust and has the sole power to vote and dispose of such shares. The shares shown for Mr. Sanchez also include 2,496,351 shares held by trusts in which various family members, including his children, have a vested interest in the income and corpus and for which Mr. Sanchez serves as trustee. Mr. Sanchez has sole power to vote and to dispose of such 2,496,351 shares. The totals for Mr. Sanchez also reflect (i) 1,124,111 shares held by a limited partnership, the managing general partner of which is a corporation of which Mr. Sanchez is the president and sole shareholder; and (ii) 823,079 shares held by the A. R. "Tony" and Maria J. Sanchez Family Foundation, of which Mr. Sanchez is a director.

(2)
BlackRock, Inc. ("Blackrock") is a parent holding company of the BGI Entities who are now included as subsidiaries of BlackRock for purposes of reporting. Blackrock has sole voting power over 3,854,114 shares and sole dispositive power over 3,854,114 shares. Information relating to this shareholder is based on the shareholder's Schedule 13G filed with the Securities and Exchange Commission on February 13, 2012.

(3)
Wellington Management Company, LLP ("Wellington") is an investment adviser and advises clients who own 5,698,744 shares of Common Stock. Wellington has shared voting power over 3,186,550 shares and shared dispositive power over 5,698,744 shares. Information relating to this shareholder is based on the shareholder's Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

        Some of the directors, executive officers and nominees for directors of the Company and principal shareholders of the Company and their immediate families and the companies with which they are associated were customers of, and had banking transactions with, the Company's subsidiary banks in the ordinary course of the subsidiary banks' business during 2011, and the Company anticipates that such banking transactions will continue in the future. All loans and commitments to loan included in such banking transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company, which indebtedness is fully performing and complies with Federal lending restrictions included in section 22(h) of the Federal Reserve Act (12 U.S.C. 375b). The indebtedness, in the opinion of management of the Company, did not involve more than a normal risk of collectability or present other unfavorable features. All credit transactions or other transactions with the subsidiary banks of the Company involving executive officers or directors of the Company are reviewed and approved by at least a majority of the disinterested directors of the respective subsidiary bank.

  Policies and Procedures for Related Person Transactions

        The Company monitors its business dealings and those of its directors and executive officers to determine whether any existing or proposed transactions would constitute a related-party transaction requiring approval under the Company's related person transactions policy. The Company's related person transactions policy is embodied in the International Bancshares Corporation and Subsidiary Banks and Affiliated Companies Code of Ethics (the "Code of Ethics"). All business transactions between the Company and any Company director, principal shareholder, officer or employee or his or her immediate family (or entity in which he or she has a substantial interest) must be fully disclosed to the Company. In the event the value of any transaction with a customer that may result in a benefit to an officer, director or employee exceeds $120,000, disclosure must be made to the appropriate Compliance Contact as designated in the Code of Ethics. No officer or employee of the Company shall be a regular supplier or purchaser of goods or services to or from the Company. The Company's Code of Ethics also requires directors and executive officers to notify the Company of any relationships or transactions that may present a conflict of interest. Our directors and executive officers are also required to complete a questionnaire on an annual basis designed to elicit information regarding any such related-party transactions. In October 2010, the Statement of Company Policy on Securities Trades by Directors, Officers and Employees of the Company was revised to specifically prohibit directors or employees from purchasing financial instruments designed to hedge or offset any decrease in the market value of equity securities granted as compensation or held directly or indirectly by such director or employee.

        When the Company becomes aware of a proposed or existing transaction with a related party, the Company's chief executive officer, in consultation with management determines whether the transaction would constitute a related-party transaction requiring approval under this policy. If such a determination is made, the chief executive officer and management determine whether, in their view, the transaction should be permitted, whether it should be modified to avoid any potential conflict of interest, whether it should be terminated, or whether some other action should be taken. The non-employee directors would also review in executive session any related person transaction that is required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act. Any violation of the Company's Code of Ethics will result in disciplinary action up to and including termination from the Board and/or employment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file such reports by the applicable dates during 2011. With the exception of one Form 4 filing for one transaction that was inadvertently filed one day late by A. R. Sanchez, Jr., the Company believes that all of these filing requirements were timely satisfied. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and ten percent shareholders and copies of the reports that they have filed with the Commission.

STOCK REPURCHASES

        Share repurchases are only conducted under a publicly announced repurchase program approved by the Board of Directors whereby stock repurchases may be made from time to time through the open market or through private transactions, or in connection with the cashless exercise of stock options of the

Company. The following table includes information about share repurchases for the quarter ended December 31, 2011.

	Total Number of Shares Purchased	Average Price Paid Per Share	Shares Purchased as Part of a Publicly- Announced Program	Approximate Dollar Value of Shares Available for Repurchase(1)
October 1 - October 31, 2011	8,000	$12.65	8,000	$33,565,000
November 1 - November 30, 2011	—	—	—	33,565,000
December 1 - December 31, 2011	—	—	—	33,565,000

	8,000	$12.65	8,000

(1)
The repurchase program was extended on March 22, 2012 and allows for the repurchase of up to an additional $40,000,000 of treasury stock through April 21, 2013.

        Previously under TARP, the Company was not allowed, without the Treasury Department's consent, to repurchase any shares of Common Stock until the earlier to occur of December 23, 2011, or the date on which the Company has redeemed all of the Series A Preferred Stock issued under TARP or the date on which the Treasury had transferred all of the Series A Preferred Stock to third parties not affiliated with the Treasury, unless the repurchase of Common Stock was in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practices. These restrictions ceased to exist on December 23, 2011.

        On April 19, 2009, the Company established a formal stock repurchase program that authorized the repurchase of up to $40 million of common stock within the following twelve months. The Board of Directors on March 9, 2010 and March 10, 2011 extended the program and again authorized the repurchase of up to $40 million of common stock during the following twelve month periods. On March 22, 2012, the Board of Directors again extended the program and authorized the repurchase of up to $40 million of common stock during the twelve month period expiring on April 9, 2013, which repurchase cap the Board is inclined to increase over time, subject to the limitations imposed by the Treasury Department.

        Additionally, beginning on December 23, 2008, as a result of the Company's participation in TARP, the Company was restricted in the payment of dividends and was not allowed, without the Treasury Department's consent, to declare or pay any dividend on the Company Common Stock other than a regular semi-annual cash dividend of not more than $.33 per share, as further limited by the use of funds for stock repurchases and trust preferred redemptions as consented to by the Treasury Department. The restrictions ceased to exist on December 23, 2011.

PROPOSAL—2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        The Board of Directors of the Company has appointed the firm of McGladrey & Pullen, LLP to audit the consolidated financial statements of the Company and its subsidiaries for the 2012 fiscal year. The firm audited the consolidated financial statements of the Company and its subsidiaries for the 2011 and 2010 fiscal years. The firm was retained on August 24, 2007.

        Audit services rendered by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2011 included the annual audit of the Company's consolidated financial statements, which are included in reports to shareholders and the Securities and Exchange Commission and consultation on accounting and related matters and services performed in connection with other regulatory filings.

        Representatives of McGladrey & Pullen, LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        Ratification of the appointment of independent auditors is not a matter which is required to be submitted to a vote of shareholders, but the Board of Directors considers it appropriate for the shareholders to express whether they ratify the appointment. If shareholder ratification is not obtained, the Board of Directors would consider an alternative appointment for the succeeding fiscal year. The Board of Directors of the Company recommends that the shareholders ratify the appointment of McGladrey & Pullen, LLP as the independent auditors. The affirmative vote of a majority of the shares present and entitled to vote thereon will constitute approval.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table sets forth the aggregate fees billed to the Company for (i) the year ended December 31, 2011 by the Company's principal accountant firm, McGladrey & Pullen, LLP, as well as the Company's tax advisor, Padgett, Stratemann & Co., LLP and (ii) the year ended December 31, 2010 by the Company's principal accountant firm, McGladrey & Pullen, LLP as well as the Company's tax advisor, Padgett, Stratemann & Co., LLP.

	December 31,
	2011	2010
Audit Fees(1)	$1,223,545	$1,180,703
Audit-Related Fees(2)	—	—

Audit and Audit Related Fees	1,223,545	1,180,703
Tax Fees(3)	197,109	215,824
All Other Fees	—	—

Total Fees	$1,420,654	$1,396,527

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of the annual consolidated financial statements of the Company, quarterly financial statements included in Forms 10Q, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)
Audit-related fees consisted principally of fees for due diligence services.

(3)
Tax Fees consisted of fees for tax consultation and tax compliance services.

        None of the audit-related fees or tax fees billed in 2011 or 2010 were provided under the de minimis exception to the Audit Committee pre-approval requirements.

  Policy on Audit Committee Pre-Approval of Audit Services

        The Audit Committee has considered whether the provision of services covered in billings included under the "All Other Fees" category listed above is compatible with maintaining the principal auditors' independence. The Audit Committee has concluded that the provisions of such services would not jeopardize the independence of McGladrey & Pullen, LLP as the Company's principal auditors. The Audit Committee's Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Company by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the Company. Pre-approval is sought for each particular service and is subject to specific engagement authorization from the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The procedures for pre-approving all audit and non-audit services to be provided to the Company by the independent accountants include the Audit Committee's review of a categorized budget for all audit services, audit-related services, tax services and other services. Audit Committee approval would be required to exceed the budgeted amount for a particular category or to engage the independent accountants for any services not set forth in the budget. The Audit Committee periodically monitors the services rendered by and actual fees paid to the outside accountants to ensure that the services and amounts are within the parameters approved by the Audit Committee or the Chairman of the Audit Committee.

AUDIT COMMITTEE REPORT

        The Company's Audit Committee is responsible for providing objective and independent oversight of the Company's accounting functions and internal controls. Such oversight responsibility includes, but is not limited to, making recommendations concerning the engagement of independent auditors, reviewing the consolidated financial statements and the scope of the independent annual audit, reviewing and reassessing the adequacy of the Audit Committee's charter, reviewing with the independent auditors the results of their audit, considering the range of audit and non-audit fees, monitoring internal financial and accounting controls and performing such other oversight functions as may be requested from time to time by the Board of Directors. The Audit Committee reviewed internal controls independently of management and corporate staff and reviewed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2011, with management and the independent auditors. Management has the responsibility for the preparation, presentation and integrity of the Company's consolidated financial statements and the independent auditors have the responsibility for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity with generally accepted U.S. accounting principles.

  REPORT:

        The Audit Committee has:

  •
  reviewed and discussed the audited consolidated financial statements with management;

  •
  discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380—Communication with Audit Committees; and

  •
  received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor's independence.

        Based on the review and discussions with management and the Company's independent auditors referenced above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

        The Board of Directors has determined that the members of the Audit Committee are "independent" as defined in the applicable NASDAQ Marketplace Rules and securities laws. The Audit Committee has adopted a written charter. The Audit Committee Charter is available on the Company's website at www.ibc.com.

        This report is submitted on behalf of the Audit Committee.

Irving Greenblum Daniel B. Hastings, Jr. Douglas B. Howland Larry A. Norton Leonardo Salinas

        This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PROPOSAL—3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

        On February 17, 2009, the ARRA was signed into law. In addition to a number of programs intended to stimulate the economy, ARRA imposes significant new requirements for and restrictions relating to the compensation arrangements of financial institutions that received government funds under the CPP, including institutions like the Company who received TARP funds prior to ARRA.

        One of the new requirements is that any meeting of shareholders at which directors are to be elected which is held during the period in which a company is a TARP participant must permit a non-binding advisory vote on the executive compensation of the TARP participant. Accordingly, as a current TARP participant we are providing our shareholders at the Annual Meeting with the opportunity to cast a non-binding advisory vote on the compensation of the Company's named executive officers as described in this Proxy Statement through the following resolution:

          "RESOLVED, that the holders of the Company's common stock approve the compensation of the Company's executives named in the Summary Compensation Table, as disclosed in the Company's 2012 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and the related footnotes and narrative following the tables)."

        Because the shareholder vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation decisions for named executive officers.

        The new Rule 14a-21 of the Securities and Exchange Act also requires a shareholder advisory vote to approve executive compensation at least once every three years and requires shareholders to vote regarding the frequency of the say on pay vote; however, the rule also exempts a TARP participant from the frequency vote until the TARP participant has repaid all of the TARP funds and is no longer a TARP participant. Accordingly, the Company will be required to include a separate shareholder vote on the frequency of the say on pay vote for the first annual shareholders meeting of the Company after the Company has repaid all the TARP funds and is no longer a TARP participant.

        Our executive compensation programs and policies are designed to attract and retain well-qualified executive leadership; provide incentives for achievement of corporate goals and individual performance; provide incentives for long-term shareholder return and align interests of management with those of the shareholders to encourage continuing growth in shareholder value. The Compensation Committee believes the Company's executive compensation policies and programs and the compensation decisions in 2011 described in this Proxy Statement appropriately reward our named executive officers for their performance.

        The Board recommends that shareholders vote FOR approval of the compensation of the Company's named executives as disclosed in this Proxy Statement pursuant to the SEC's compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and the related footnotes and narrative following the tables.

  Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal is required for the advisory approval of this proposal. Broker non-votes, if any, will have no effect on the result of the vote.

PROPOSAL—4

PROPOSAL TO APPROVE THE 2012 INTERNATIONAL BANCSHARES CORPORATION
STOCK OPTION PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING RESOLUTION:

  "RESOLVED: That the 2012 International Bancshares Corporation's Stock Option Plan adopted by the Board of Directors on April 5, 2012, be and hereby is approved, ratified and confirmed."

        On April 5, 2012, the Board of Directors of the Company adopted the 2012 International Bancshares Corporation Stock Option Plan (the "Plan"), subject to shareholder approval. The Plan became effective upon such Board approval, subject to the approval of the Plan by the shareholders of the Company. Approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this matter and present in person or represented by proxy at the Annual Meeting. The Plan will replace the 2005 International Bancshares Corporation Stock Option Plan (the "2005 Plan"), which will be terminated, for purposes of granting further options, upon shareholder approval of the Plan. The 2005 Plan will otherwise expire according to its terms on April 1, 2015.

        The 2005 Plan was adopted on April l, 2005 and replaced the 1996 International Bancshares Corporation Stock Option Plan (the "1996 Plan"), which was terminated for purposes of granting further options on such date. The adoption of the 2005 Plan did not affect the terms of any outstanding options under the 1996 Plan. The new Plan will terminate on April 5, 2022 but the stock options granted before that date will continue to be effective in accordance with their terms and conditions. As of April 2, 2012, options for up to approximately 35,886 shares of stock remained eligible for grant under the 2005 Plan. The adoption of the Plan will not affect the terms of any outstanding options under the 2005 Plan or the 1996 Plan, and such outstanding options will continue to be governed by the terms of the 2005 Plan or the 1996 Plan, as applicable. Stock Options under the 2005 Plan become exercisable generally over a six year vesting period, vesting 5%, 10%, 15%, 20%, 25% and 25%, and expire eight years from the date of grant. Generally, Stock Options under the 1996 Plan become exercisable over a five year vesting schedule, vesting 20% each year and expire eight years from the date of grant. Future awards of stock options under the new Plan are not determinable at this time and will depend on individual and corporate performance and other determinations to be made by the Stock Option Committee. All awards made under the Plan will be discretionary.

        The purpose of the Plan is to increase the interest of officers, employees, consultants and advisors of the Company (the "Eligible Persons") in its future growth and success through the added incentive created by the opportunity afforded for stock ownership under the Plan. The Company, through the Plan, seeks to motivate officers, employees, consultants and advisors and to attract highly competent individuals whose judgment, initiative and continuing effort will contribute to the success of the Company.

        Approval of the Plan by the shareholders of the Company will also constitute approval of (i) the criteria upon which performance-based awards that are intended to be deductible by the Company may be based, and (ii) the limits on the amount of cash and shares that may be awarded to any individual participant to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The complete text of the Plan is set forth in Exhibit A to this Proxy Statement, which is incorporated herein by reference. The following summary of the material features of the Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

  General Information

        The Stock Option Plan Committee of the Board of Directors (the "Committee") administers the Plan and determines the terms and conditions under which options ("Options") to purchase shares of Common Stock may be awarded.

        Subject to the adjustment provisions described below, the maximum number of shares of Common Stock which may be made subject to Options granted under the Plan is 800,000. Subject to the adjustment provisions described below, the maximum number of shares of Common Stock covered by Options which may be granted to any Eligible Person in any fiscal year is 75,000 shares. The shares to be issued under the Plan may be either treasury shares or newly issued shares. Any shares subject to Options granted under the Plan that lapse or are terminated or forfeited for any reason prior to exercise may be made subject to subsequent grants under the Plan.

  Options

        The Committee has full and final authority to select those Eligible Persons who will be granted Options. Options granted under the Plan may be Incentive Stock Options ("ISOs"), as defined in Section 422 of the Code, or Options not qualifying for treatment as ISOs ("Nonstatutory Stock Options"). Subject to applicable provisions of the Code, the Committee determines the recipients of Options and the terms of the Options, including the type of Option, the number of shares for which an Option is granted, the term of the Option and the time(s) when the Option can be exercised. Restrictions on the exercise of an Option may, at the discretion of the Committee, be contained in the agreement with the participant or in the Committee's procedures. Each ISO must comply with all the requirements of Section 422 of the Code. The Committee may in its discretion waive any condition or restriction on the exercise of an Option and may accelerate the time at which any Option is exercisable.

        The price per share of Common Stock subject to an Option (the "Option Price") is set by the Committee. In the case of ISOs, the Option Price may not be less than the fair market value of Common Stock (as determined in accordance with the Plan) on the date of the grant of the ISOs; provided, however, the Option Price of an ISO granted to an Eligible Person that owns 10% or more of the Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant of the ISO. In the case of Nonstatutory Stock Options, the Option Price shall not be less than the fair market value of the Common Stock (as determined in accordance with the Plan) on the date of the grant of such Nonstatutory Stock Options. The Committee also determines the manner in which the Option Price of an Option may be paid, which may include the tender of cash or securities or the withholding of Common Stock or any other arrangement satisfactory to the Committee. The fair market value of the Common Stock on April 2, 2012 is believed to be $21.37 per share based on the closing price of shares of Common Stock on April 2, 2012. The stock trades under the NASDAQ Global Select Market under the ticker symbol "IBOC."

        Options granted under the Plan may be exercisable for a period of up to 10 years from the date of grant, excluding ISOs granted to 10% shareholders which may be exercisable for a period of up to only 5 years. Within these limitation periods, the Committee will determine the expiration dates of Options. Options may be exercised at any time or from time to time, within their terms, in whole or in part, or otherwise as shall be determined by the Committee.

        If provided in a duly executed Stock Option Agreement (as hereinafter defined), a participant's rights to an award may be subject to the participant agreeing not to compete with the Company or its subsidiaries or affiliates, and not to solicit the business or employees of the Company or its subsidiaries or affiliates. In addition, participants may be subject to nondisclosure and nondisparagement requirements. A breach of these restrictions may result in cancellation of awards or the recovery by the Company of gain realized under awards.

        Except as specifically provided by a duly executed Stock Option Agreement (as hereinafter defined) or unless approved by the Committee, an Option or any of the rights thereunder may be exercised by the applicable participant only, and may not be transferred or assigned, voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession).

  New Plan Benefits

        All Options granted under the Plan are subject to the approval of the Plan by the shareholders of the Company at the 2012 Annual Meeting of Shareholders. The number and type of Options per participant that may be granted under the Plan, the number of employees who may be granted such Options and the allocation of such Options among such employees have not been determined at this time.

  Administration of the Plan

        The Committee will administer the Plan and will consist of members of the Board of Directors who are "non-employee directors" (as that term is defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act) and "outside directors" (as that term is defined in the regulations promulgated under Section 162(m) of the Code, as may be modified or amended). The Committee may designate employees of the Company and its subsidiaries and professional advisors to assist the Committee in the administration of the Plan and may employ and rely upon the advice of such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan. The Committee determines the amounts, times, forms, terms and conditions of grants under the Plan. Participation in the Plan is determined by the Committee and may include any officer, employee, consultant or advisor selected by the Committee. There are approximately 2,721 full time employees of the Company and its subsidiaries and currently approximately 283 of said employees participate in the 2005 and/or the 1996 Plan ("Participant"). Three of the Participants are the named executive officers of the Company and the remaining Participants are employees of the Company. None of the Participants are consultants or advisers. All of the outstanding Stock Options were granted under the 2005 Plan, with the exception of 26,641 Stock Options held by 6 Participants that were granted under the 1996 Plan. The cost of administering the new Plan shall be borne solely by the Company. Generally, no member of the Board of Directors or the Committee shall be liable for any action or determination taken or made with respect to the Plan. In addition, the Company will indemnify the Board of Directors and the Committee against any losses in connection with administration of the Plan.

        As a condition to any grant under the Plan, each participant must enter into a stock option agreement (the "Stock Option Agreement") containing such terms and conditions relating to such grant as shall be determined by the Committee consistent with the terms of the Plan. In addition, the Committee may from time to time establish procedures governing the administration of the Plan and terms and conditions related to the grant of awards under the Plan.

        The Board of Directors may at any time amend, revise, suspend or terminate the Plan without shareholder approval or approval of participants, except that, pursuant to applicable securities laws, shareholder approval is required for any material amendment to the Plan, including without limitation, if any action may (i) increase the benefits accruing to participants under the Plan, (ii) increase the number of securities which may be issued under the Plan (other than pursuant to the adjustment provision in the Plan), (iii) modify the requirements as to eligibility for participation in the Plan (other than pursuant to the adjustment provision in the Plan), or (iv) extend the term of the Plan. Subject to the foregoing limitations, the Board may amend the Plan or modify the agreements evidencing same in order to comply with any exemption from the operation of Section 16(b) of the Securities Exchange Act of 1934. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, corresponding adjustments shall be made to the number and kind of shares which may be granted under this Plan, as well as the number, the Option Price, and the kind of shares or property subject to each outstanding Option, unless otherwise determined by the Committee.

        The Plan contains a self-operative provision that modifies any term of the Plan that varies from or conflicts with any applicable federal or state securities laws and regulations in effect from time to time so that such term conforms to and complies with such laws.

        The Plan contains provisions to enable the Company to satisfy its tax withholding obligations pursuant to such arrangements as are satisfactory to the Committee. The Committee may permit participants to pay such taxes through the tender of cash or securities or the withholding of Common Stock or any other arrangement satisfactory to the Committee.

  Change of Control Provisions

        Unless the Committee otherwise expressly sets forth in the Stock Option Agreement, upon certain events effectively constituting a Change of Control (as defined in the Plan) of the Company, some or all of the Options granted under the Plan that are otherwise subject to vesting over a period of time may under certain circumstances, in the discretion of the Committee, become fully and immediately exercisable and/or terminated; provided, that if any Options are terminated, participants may be granted the right to exercise any vested Option prior to the Change of Control or the right to receive a cash payment (as more fully described in the Plan).

        The Change of Control provisions in the Plan may cause a possible merger, takeover of the Company, acquisition of control of the Company by a principal shareholder or change in management to be more expensive than it would be in the absence of such provisions. The Plan is not being proposed in response to any present actions known to the Board of Directors. The Board of Directors believes that on balance the Plan will be of significant benefit to the Company, its shareholders and its employees.

  Securities Authorized for Issuance Under Existing Equity Compensation Plans

        Information regarding equity awards granted to our named executive officers during 2011 is provided in the Grants of Plan-Based Awards table included in the "Executive Compensation Table" discussion above. During 2011, we granted 228,750 options that totaled $3.4 million (based on grant day fair value of $14.75) in the aggregate to executive officers and key salaried employees of the Company under our 2005 Plan.

        The following chart gives aggregate information under our equity compensation plans as of December 31, 2011.

	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Far Left Column)
Equity compensation plans approved by security holders	844,721	$19.08	14,161
Equity compensation plans not approved by security holders	—	—	—

Total	844,721	$19.08	14,161

  Federal Income Tax Consequences

        Code Section 162(m).    A publicly-held corporation may not, subject to limited exceptions, deduct for federal income tax purposes certain compensation paid to an executive officer who is the chief executive officer or one of the four other highest paid executive officers in excess of $1 million in any taxable year (the "Section 162(m) cap"). As a result of the Company's participation in TARP (see "Participation in the Capital Purchase Program"), the Company is subject to amendments to Section 162(m) of the Code which limit the deductibility of all compensation, including performance-based compensation, to $500,000 per executive with respect to any taxable year during which the U.S. Treasury retains its TARP investment in the Company. Also, certain other performance-based compensation may not be subject to the Section 162(m) cap. Compensation attributable to the exercise of Options, however, may be counted in determining whether the Section 162(m) cap has been exceeded in any taxable year if such compensation does not qualify as performance-based compensation. The Company believes that any Options to be granted under the Plan with an exercise price at or above the fair market value of the Common Stock on the date of grant will qualify as performance-based compensation and will not be subject to the Section 162(m) cap. Due to participation in TARP, the five most highly compensated employees of the Company in any given year while the Company is a TARP participant are prohibited from being paid any incentive compensation, including stock options.

        Nonstatutory Stock Options.    Under the Code, a participant receiving a Nonstatutory Stock Option generally does not recognize taxable income upon the grant of the Option. A participant does, however, recognize ordinary income upon the exercise of a Nonstatutory Stock Option to the extent that the fair market value of Common Stock on the date of exercise exceeds the Option Price. Upon the subsequent sale of the shares acquired pursuant to a Nonstatutory Stock Option, any gain or loss should be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant. Generally, the applicable long-term capital gains rate under current law is more favorable to individuals than the current tax rate applicable to short-term capital gains and ordinary income.

        Incentive Stock Options.    The grant of an ISO does not result in taxable income to a participant. The exercise of an ISO also does not result in taxable income, provided that the employment requirements specified in the Code are satisfied, although such exercise may give rise to alternative minimum taxable income for the participant. In addition, if the participant does not dispose of Common Stock acquired upon exercise of an ISO during the statutory holding period, then any gain or loss upon the subsequent sale of Common Stock should be a long-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands.

        The statutory holding period for Common Stock acquired pursuant to the exercise of an ISO is the later of two years from the date the ISO is granted or one year from the date the Common Stock is transferred to the participant pursuant to the exercise of the ISO. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon the grant of the ISO, the exercise of the ISO or the subsequent sale of Common Stock received upon exercise of the ISO. If these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of (i) the fair market value of Common Stock on the date of exercise minus the Option Price, and (ii) the amount realized on disposition minus the Option Price.

        If the exercisability of an Option is accelerated as a result of a Change of Control or for any reason, an ISO may be deemed to be a Nonstatutory Stock Option and all or a portion of the value of the relevant award at that time may be a "parachute payment" for purposes of determining whether a 20% excise tax is payable by the participant as a result of the receipt of an "excess parachute payment" pursuant to Section 4999 of the Code. Also, the Company will not be entitled to an income tax deduction for the portion of any parachute payment which is subject to the excise tax.

        Tax Consequences Regarding "Deferred Compensation."    Grants of Options under the Plan could constitute "deferred compensation" within the meaning of provisions of the Code governing "non-qualified deferred compensation plans." Failure to comply with these rules regarding participant elections and the timing of distributions could force certain participants to recognize ordinary income for federal income tax purposes earlier than they would otherwise be required to do so as described above as well as pay substantial penalties. The Plan incorporates the requirements of these deferred compensation rules, as they are currently in effect or as they may be subsequently modified or interpreted by the Internal Revenue Service or by case law, into the terms of all Option grants in order to avoid such unfavorable tax consequences to participants.

        Tax Consequences to the Company.    Generally, the Company may deduct for federal income tax purposes only the amount that would be included in a participant's ordinary income (if any) upon the participant's exercise of a Nonstatutory Stock Option, subject to applicable withholding and reporting requirements and subject to possible limitations on deductibility, including (but not limited to) Sections 280G and 162(m) of the Code and the general rules regarding reasonable compensation. The Company's deduction is allowed in the taxable year that such amount is includible in the participant's gross taxable income. Generally, the Company will not be entitled to an income tax deduction with regard to the exercise of an ISO. However, in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied, the Company may be entitled to a deduction.

        Other Requirements and Tax Consequences.    The above discussion is only a summary of the current federal income tax treatment of certain stock option grants. It does not cover all of the special rules and tax consequences, including provisions to allow participants under certain circumstances to electively recognize ordinary income upon the grant of an Option (and the related tax consequences), rules relating to participants subject to Section 16(b) of the Securities Exchange Act of 1934, or the state, local, foreign or other federal tax consequences (i.e., gift or estate tax) involving the grant of stock options. A participant should consult his or her own tax advisor with respect to the specific federal, state, local and other tax consequences of participation in the Plan.

  Approval

        In the opinion of the Board of Directors, the Plan will be of significant benefit to the Company in providing an incentive for officers and employees to remain in the employ of the Company and in stimulating the active interest of such persons in the development and financial success of the Company. The Board of Directors recommends that the shareholders vote "FOR" the adoption of the Plan. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the adoption of the Plan.

        The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote on this matter and present in person or represented by proxy is required to approve the Plan. Brokers do not have discretionary voting power with respect to this proposal.

PROPOSAL—5

SHAREHOLDER PROPOSAL REGARDING THE IMPLEMENTATION OF A MAJORITY VOTE STANDARD IN UNCONTESTED DIRECTOR ELECTIONS

        The California State Teachers' Retirement System ("CalSTRS"), a shareholder of the Company that beneficially owns approximately 141,844 shares of the Company's Common Stock, has notified the Company of its intention to make a proposal at the Annual Meeting. CalSTRS's address is 100 Waterfront Place, MS-04, West Sacramento, CA 95605-2807. The proposal and supporting statement in the form provided by CalSTRS are set forth below. The Company is not responsible for the contents of CalSTRS's proposal or supporting statement.

BE IT RESOLVED:

        That the shareholders of International Bancshares Corporation hereby request that the Board of Directors initiate the appropriate process to amend the Company's articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT:

        In order to provide shareholders a meaningful role in director elections, the Company's current director election standard should be changed from a plurality vote standard to a majority vote standard. The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, will establish a challenging vote standard for board nominees, and will improve the performance of individual directors and the entire board. Under the Company's current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because "withheld" votes have no legal effect. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.

        In response to strong shareholder support a substantial number of the nation's leading companies have adopted a majority vote standard in company bylaws or articles of incorporation. In fact, more than 77% of the companies in the S&P 500 have adopted majority voting for uncontested elections. We believe the Company needs to join the growing list of companies that have already adopted this standard.

        CalSTRS is a long-term shareholder of the Company and we believe that accountability is of utmost importance. We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholders' role in director elections meaningless. Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors' accountability to the owners of the Company, its shareholders. In addition, those directors who receive the majority support from shareholders will know they have the backing of the very shareholders they represent. We therefore ask you to join us in requesting that the Board of directors promptly adopt the majority vote standard for director elections.

        Please vote FOR this proposal.

  Board Response to Shareholder Proposal

        Our Board of Directors has carefully considered the shareholder proposal and recommends that shareholders vote FOR this proposal for the following reasons:

        In recent years, an increasing number of companies have adopted a majority vote standard for uncontested director elections in order to provide shareholders with a more meaningful role in the election of directors. Corporate governance experts generally believe that the majority vote standard will become the norm over the next few years. Our Board also believes the trend towards adoption of majority voting is clear and will continue. Moreover, the considerable discussion within the corporate governance community about majority voting has now produced valuable guidance as to how best to implement a majority vote standard. Our Board has long been committed to good governance practices and supporting CalSTRS's proposal at this time is consistent with this goal.

        If the Shareholder Proposal is approved by the requisite vote at the Annual Meeting, the Board of Directors will initiate the appropriate process to amend the Company's Articles of Incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats. The Articles of

Incorporation of the Company currently provide that the directors of the Company shall be elected by plurality vote of the shareholders entitled to vote at such election. If the Shareholder Proposal is approved, the Board intends to present a proposal to amend the Company's Articles of Incorporation to provide for the majority vote standard for uncontested director elections at the next duly called meeting of the shareholders of the Company.

  Vote Required and Board Recommendation

        If a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to approve the above-described shareholder proposal. Brokers do not have discretionary voting power with respect to this proposal.

Our Board of Directors unanimously recommends a vote FOR approval of the shareholder proposal.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

        The 2013 Annual Meeting of Shareholders will be held on Monday, May 20, 2013. In connection with the Company's next annual meeting, shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 12 of the Company's Bylaws, which provides that business at an annual meeting of shareholders must be (a) pursuant to the Company's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in Section 12 of the Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Section 12 of the Bylaws. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Corporate Secretary.

        To be timely, a shareholder's notice shall be delivered to the Secretary of the Company at 1200 San Bernardo Avenue, Laredo, Texas 78042 not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Company's 2013 Annual Meeting is scheduled for Monday, May 20, 2013. Thus, a shareholder notice must be received by the Company no later than March 18, 2013 and no earlier than February 15, 2013. If the date of the 2013 Annual Meeting is changed, these dates may change. Such shareholder's notice is required to set forth, as to each matter the shareholder proposes to bring before an annual meeting, certain information specified in the Bylaws. A copy of the Bylaws of the Company may be obtained from the Secretary of the Company at the address set forth above.

        Proposals from shareholders which are intended to be included in the proxy statement relating to the Company's 2013 Annual Meeting of Shareholders must comply with Rule 14a-8 under the Exchange Act, which requires that the notice be received at the Company's principal executive offices not less than 120 calendar days before the one year anniversary date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting, and accordingly must be received in writing by the Company at its principal executive offices at the address set forth above no later than December 20, 2012.

OTHER MATTERS

        No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as Proxies will vote for such substitute nominee(s) as the Board of Directors recommends, or in the absence of such recommendation, such other persons as they consider to be in the best interests of the Company.

INTERNATIONAL BANCSHARES CORPORATION
Dennis E. Nixon President

Dated: April 20, 2012

        THE COMPANY'S 2011 ANNUAL REPORT IS BEING FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS OF RECORD AS OF THE RECORD DATE. THE ANNUAL REPORT DOES NOT CONSTITUTE A PART OF THIS PROXY STATEMENT OR PROXY SOLICITATION MATERIAL. THE COMPANY WILL PROVIDE SHAREHOLDERS WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE PERIOD ENDED DECEMBER 31, 2011, WITHOUT CHARGE, UPON WRITTEN REQUEST ADDRESSED TO THE TREASURER OF THE COMPANY, MS. IMELDA NAVARRO AT THE ADDRESS LISTED BELOW. THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND THE EXHIBITS FILED WITH IT ARE ALSO AVAILABLE ON OUR WEBSITE AT WWW.IBC.COM UNDER THE HEADING "INVESTORS" IN THE SECTION FOR "SEC FILINGS." ADDITIONALLY, THE ENCLOSED PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE ON OUR WEBSITE AT WWW.IBC.COM UNDER THE HEADING "INVESTORS" IN THE SECTION FOR "SEC FILINGS." ADDITIONALLY, AND IN ACCORDANCE WITH SEC RULES, YOU MAY ACCESS OUR PROXY STATEMENT AND FORM 10-K AT https://materials.proxyvote.com/459044, WHICH DOES NOT HAVE "COOKIES" THAT IDENTIFY VISITORS TO THE SITE.

INTERNATIONAL BANCSHARES CORPORATION
P. O. Drawer 1359
Laredo, Texas 78042-1359
(956) 722-7611 Extension 6222

 EXHIBIT A

2012 INTERNATIONAL BANCSHARES CORPORATION

STOCK OPTION PLAN

        The 2012 INTERNATIONAL BANCSHARES CORPORATION STOCK OPTION PLAN (the "Plan") is intended to advance the interests of the Company and its shareholders by affording officers, employees, consultants and advisors of the Company and its Subsidiaries an opportunity to increase their proprietary equity interest in the Company by the grant of Options to them under the terms set forth herein. The Company seeks to motivate and retain present officers, employees, consultants and advisors of the Company and its Subsidiaries as well as attract highly competent individuals whose judgment, initiative, leadership, and continued effort will contribute to the success of the Company and its Subsidiaries. The Company believes that this Plan will contribute to that end.

ARTICLE I
DEFINITIONS

For purposes of this Plan:

        1.01    Board of Directors.    The term "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

        1.02    Change of Control.    The term "Change of Control" or "Change in Control" shall mean the occurrence of any of the following events:

            (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Company, any affiliate (as defined in Rule 144 under the Securities Act) of the Company as of the Effective Date, any Sanchez Shareholder, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing more than twenty percent (20%) of the combined voting power of the Company's then outstanding voting securities; provided, however, a Change of Control shall not be deemed to occur solely because such person acquired beneficial ownership of more than twenty percent (20%) of the combined voting power of the Company's then outstanding voting securities as a result of the acquisition of voting securities by the Company, which by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur;

           (ii)  During any period of twenty four (24) consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsection (i), (iii) or (iv) of this Section 1.02) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

          (iii)  The shareholders of the Company approve a merger, consolidation or reorganization of the Company with any other corporation, other than a merger, consolidation or reorganization which would result in the shareholders of the Company immediately before such merger, consolidation or reorganization, owning, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization; or

          (iv)  The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        1.03    Change in Control Price.    The term "Change in Control Price" shall mean (a) in the event of a Change in Control described in (i), (ii) or (iv) of Section 1.02 above, the average closing per share Stock price of the 60-day period immediately preceding the date of determination of the Change in Control, and (b) in the event of a Change in Control described in (iii) above, the price per share of Stock paid in any transaction related to such Change in Control.

        1.04    Code.    The term "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, provided that any specific reference herein to a particular section of the Code will, to the extent applicable, refer to the corresponding section or provision of any such successor statute.

        1.05    Committee.    The term "Committee" shall mean a committee of the Board appointed by the Board from time to time consisting of at least two (2) members of the Board, each of whom is both a Non-Employee Director and an Outside Director.

        1.06    Company.    The term "Company" shall mean INTERNATIONAL BANCSHARES CORPORATION, a Texas corporation, and any successor thereof.

        1.07    Effective Date.    The term "Effective Date" shall mean that term as defined in Section 11.01 hereof.

        1.08    Eligible Person.    The term "Eligible Person" shall mean any officer, employee, consultant or advisor of the Company or any Subsidiary, as may be designated from time to time by the Committee as eligible to receive an Option subject to the conditions set forth herein.

        1.09    Exchange Act.    The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        1.10    Fair Market Value.    The term "Fair Market Value" shall mean, unless otherwise required by the Code, as of any date, the last sales price reported for the Stock on the applicable date, (i) as reported by the national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Stock is listed or traded. If the Stock is not readily traded on a national securities exchange, The Nasdaq Stock Market, Inc. or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined under any reasonable manner and in good faith by the Committee in accordance with the Regulations and applicable guidance under Section 409A of the Code.

        1.11    Incentive Stock Option.    The term "Incentive Stock Option" shall have the meaning given to it by Section 422 of the Code and as further defined in Article VI hereof.

        1.12    Non-Employee Director.    The term "Non-Employee Director" shall have the meaning given to it by Rule 16b-3 promulgated under the Exchange Act.

        1.13    Nonstatutory Stock Option.    The term "Nonstatutory Stock Option" shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

        1.14    Option.    The term "Option" shall mean an option granted by the Company to purchase Stock pursuant to the provisions of this Plan and the related Stock Option Agreement executed pursuant hereto.

        1.15    Option Price.    The term "Option Price" shall mean the price per share of Stock purchasable under an Option. The Option Price of an Option shall be determined by the Committee at the time of grant and, in the case of an Incentive Stock Option or a Nonstatutory Stock Option, shall not be less than the Fair Market Value on the date of grant, unless, in the case of a Participant who is granted an Incentive Stock Option, such Participant owns more than ten percent (10%) of the Stock or more than ten percent (10%) of the voting stock of any Subsidiary, in which case the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

        1.16    Outside Director.    The term "Outside Director" shall have the meaning given to it in the Regulations promulgated under Section 162(m) of the Code, as may be amended from time to time.

        1.17    Participant.    The term "Participant" shall mean an Eligible Person who has been granted an Option hereunder.

        1.18    Plan.    The term "Plan" shall mean the 2012 International Bancshares Corporation Stock Option Plan.

        1.19    Regulations.    The term "Regulations" shall mean the Treasury Regulations promulgated under the Code.

        1.20    Sanchez Family.    The term "Sanchez Family" shall mean Alicia M. Sanchez's children, grandchildren and great-grandchildren.

        1.21    Sanchez Shareholder.    The term "Sanchez Shareholder" shall mean a shareholder of the Company who is a member of the Sanchez Family or a corporation, partnership, or other entity in which one or more of the members of the Sanchez Family beneficially own a majority of the ownership interest, or a trust in which all of the beneficial interests are held by or for one or more members of the Sanchez Family; provided, however, a trustee of such trust must be a member of the Sanchez Family.

        1.22    Securities Act.    The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        1.23    Stock.    The term "Stock" shall mean common stock, par value $1.00 per share, issued by the Company.

        1.24    Stock Option Agreement.    The term "Stock Option Agreement" shall mean the agreement as described in Section 3.04 of this Plan between the Company and the Participant under which such Participant receives an Option pursuant to this Plan.

        1.25    Subsidiary.    The term "Subsidiary" shall mean any subsidiary corporation, as defined in Section 424(f) of the Code, to which the Committee has determined to extend the application of this Plan.

ARTICLE II
PARTICIPATION

        2.01    Participation.    A grant of an Option under this Plan may be made by the Committee to any Eligible Person. In determining the eligibility of an individual to be granted an Option, as well as in determining the number of shares to be issuable pursuant to Options granted to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its Subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its Subsidiaries, and such other factors as the Committee may deem relevant.

        2.02    Limitations on Grants to Individual Participant.    Subject to adjustments pursuant to the provisions of Section 3.03 hereof, the number of shares of Stock which may be covered by Options granted hereunder to any Participant during any fiscal year shall not exceed Seventy Five Thousand (75,000) shares. If an Option is cancelled, the cancelled Option shall continue to be counted toward such Seventy Five Thousand (75,000) share limit for the year granted.

ARTICLE III
SHARES OF STOCK SUBJECT TO PLAN

        3.01    Limitations.    Subject to Section 3.02 and the adjustments pursuant to the provisions of Section 3.03 hereof, the number of shares of Stock covered by Options which may be granted hereunder to Participants under all Options shall not exceed Eight Hundred Thousand (800,000) shares. The shares of Stock which may be issued by the Company upon exercise of an option may be issued out of the Company's authorized and unissued shares of Stock or reaquired shares of Stock (treasury stock).

        3.02    Availability Of Shares Once Issued Under Plan.    Once an Option has lapsed, terminated, expired, cancelled or been forfeited, the shares of Stock related to the Option shall be available again for grant under this Plan and the Committee shall have the sole discretion to issue a new Option to any Eligible Person, covering the number of shares to which such lapsed, terminated, expired, cancelled or forfeited Option related.

        3.03    Adjustments To Options Once Issued.    In the event that the outstanding shares of Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation or other entity by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, dividends payable in capital stock, or similar event affecting the Company, appropriate adjustment shall be made (i) in the aggregate number and kind of shares as to which Options may be granted under the Plan, (ii) the number and kind of shares which may be granted to an Eligible Person in any one taxable year of the Company, (iii) the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that securities issuable upon exercise of any Option after such event shall be equivalent to the securities which would have been issuable upon exercise of such Option had such exercise been completed prior to such event, and (iv) a corresponding adjustment in the Option Price shall be made to each outstanding Option, provided the adjusted aggregate Option Price is the same as the aggregate Option Price before the adjustment. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive on all persons. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of Stock subject to an Option. Any such adjustments shall be made in a manner that would not cause the Options to become subject to Section 409A of the Code. No adjustment may be made to an Option that would cause the Option Price to be less than one hundred (100%) of the Fair Market Value of one share of Stock as of the date of grant.

        3.04    Grants and Agreement.    Each grant of an Option under this Plan shall be evidenced by a written Stock Option Agreement dated as of the date of the grant and executed by the Company and the Participant. The rights of a grantee in and to an Option shall become effective only upon execution and delivery by the Company of the Stock Option Agreement. Such Stock Option Agreement shall set forth the terms and conditions of such Option, including but not limited to the maximum duration of the Option, the number of shares of Stock to which the Option pertains, and the conditions upon which the Option shall become vested and exercisable, as may be determined by the Committee consistent with this Plan, and shall indicate whether the Option that it evidences is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

        3.05    Restrictions on Stock.    Stock issuable upon exercise of an Option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee, consistent with the Code and Regulations.

ARTICLE IV
OPTIONS

        4.01    Options; Grant and Exercise.    The Committee shall have full and final authority to select those Eligible Persons who will be granted Options and whether such options shall be Incentive Stock Options or Nonstatutory Stock Options. Subject to Federal and state statutes then applicable and the express terms of this Plan, the terms and procedures by which an Option may be exercised shall be set forth in the Participant's Stock Option Agreement or in procedures established by the Committee. Certain of the procedures for the notice of the grant of an Option, the execution of the Stock Option Agreement, and the exercise of an Option, are as follows:

          (a)   As soon as practicable after a determination is made by the Committee to grant an Option to an Eligible Person, as set forth in this Article IV, the appropriate officer or officers of the Company shall give notice (written or oral) to such effect to each such Eligible Person, which notice shall be accompanied by a copy or copies of the Stock Option Agreement to be executed by such Eligible Person. The Stock Option Agreement shall designate whether it is an Incentive Stock Option or Nonstatutory Stock Option.

          (b)   Upon the due execution by such Eligible Person and the Company of a Stock Option Agreement (on such terms as the Committee shall determine) within such number of days from the giving of such notice as shall be specified in such notice (unless waived by the Company), such Option shall be granted and such Eligible Person shall become and be a Participant.

          (c)   Each Option granted under the Plan shall, subject to this Section, be exercisable at such time or times and during such period as shall be set forth in the Stock Option Agreement and as set forth herein; provided, however, that no Option granted under the Plan shall have a term in excess of ten (10) years from the date of grant, and shall be exercisable only if compliance with all applicable Federal and state securities laws can be effected. The Committee may permit payment of the Option Price to be made through the tender of cash or securities, the withholding of Stock, or any other arrangement satisfactory to the Committee.

        4.02    Vesting of Options.    The Stock Option Agreement shall specify the date or dates on which the Stock subject to such Stock Option Agreement shall vest and the date or dates on which the Participant may begin to exercise all or a portion of such Option. To the extent not exercised, the vested portion of the Option shall be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option terminates. Notwithstanding the terms of any Stock Option Agreement, the Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the Option in a manner that is not adverse to the Option holder. A Participant's subsequent transfer or disposition of any Stock obtained through the exercise of an Option shall be subject to any Federal and state laws then applicable, specifically including securities laws.

        4.03    Forfeiture/Clawback Events.

          (a)   The Committee may specify in a Stock Option Agreement that the Participant's rights, payments, and benefits with respect to an Option shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Option. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company or Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Subsidiaries.

          (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, a Participant shall reimburse the Company the amount of any benefit received under the Plan during the three (3) year period preceding the date on which the Company is required to prepare the accounting restatement which is in excess of the amount that would have been received under the accounting restatement as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated thereunder or as required by any other applicable rule or regulation.

ARTICLE V
NONSTATUTORY STOCK OPTION

        5.01    General.    The Committee may grant Nonstatutory Stock Options to Eligible Persons under this Plan. The grant of Nonstatutory Stock Options shall be designated as such in a Participant's Stock Option Agreement. Such Nonstatutory Stock Options must comply with all requirements of this Plan except for those contained in Article VI hereof. The Option Price of a Nonstatutory Stock Option shall not be less than the Fair Market Value of the shares of Stock subject to such Nonstatutory Stock Option. If a Nonstatutory Stock Option violates any provision of this Article V, the Option granted shall terminate and be cancelled.

        5.02    Section 409A.    Any grant of Nonstatutory Stock Options is not a deferral of compensation as defined under Section 409A of the Code and the Regulations promulgated thereunder.

ARTICLE VI
INCENTIVE STOCK OPTIONS

        6.01    General.    The Committee may only grant Incentive Stock Options under this Plan to Eligible Persons who are employees (including officers) of the Company or any Subsidiary. All Incentive Stock Options shall comply with all of the restrictions and limitations set forth in Section 422 of the Code and Regulations issued thereunder, and this Article. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Nonstatutory Stock Option.

        6.02    Terms and Conditions of Incentive Stock Options.    Notwithstanding any other provision of this Plan, Incentive Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, which shall include the following:

          (a)   The Option Price shall be an amount determined by the Committee in accordance with the provision of Section 1.15 hereof.

          (b)   No Incentive Stock Option shall be exercisable after the lapse of ten (10) years from the date such Incentive Stock Option is granted; provided, however, if the Participant owns more than ten percent (10%) of the Stock or of the voting stock of any Subsidiary, such Participant's Incentive Stock Option shall not be exercisable after the lapse of five (5) years from the date such Incentive Stock Option is granted.

          (c)   Except as provided in this Subsection 6.02(c) and Subsections 6.02 (d) and (e), all Incentive Stock Options granted to a Participant shall terminate no later than three (3) months from the date the Participant's service with the Company terminates; provided, however, if the Participant's service with the Company terminates as a result of the Participant's permanent disability, such Incentive Stock Options shall terminate no later than twelve (12) months from the date that the Participant's service with the Company terminates as a result of such disability. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide in the Stock Option Agreement for the termination of the Option upon the Participant's termination of service with the Company prior to such three (3) month period or twelve (12) month period, as the case may be.

          (d)   An Incentive Stock Option or any of the rights thereunder may be exercised by such Participant only, and may not be transferred or assigned, voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession); provided, however, that the Committee may approve a transfer of an Incentive Stock Option, or a Stock Option Agreement relating thereto may provide for a transfer by will or the laws of descent and distribution. During the lifetime of the Participant, such Incentive Stock Option shall be exercisable or perfected only by the Participant in accordance with the terms of this Plan and the Stock Option Agreement. If such transfer by will or the laws of descent and distribution is provided for in a Stock Option Agreement or such transfer is approved by the Committee, upon the death of a Participant who has been granted an Incentive Stock Option, such Incentive Stock Option exercisable on the date of death may be exercised by the Participant's estate or by a person who acquires the right to exercise such Incentive Stock Option pursuant to the Participant's will or by the laws of descent and distribution, provided that, subject to any additional restrictions in the Stock Option Agreement or imposed by the Committee, the exercise of the Incentive Stock Option must occur within both the remaining term of the Incentive Stock Option and twelve (12) months after the Eligible Person's death. The provisions of this Section 6.02(d) shall apply notwithstanding that the Participant's employment may have terminated prior to death, but only to the extent that such Incentive Stock Option is exercisable on the date of death.

          (e)   An Incentive Stock Option may provide, in the Committee's discretion, that if any provision of this Article VI is not satisfied, the Option granted shall not lapse and the option shall be classified as a Nonstatutory Stock Option.

          (f)    Stock issued to a Participant pursuant to an Incentive Stock Option may not be disposed of in any fashion, voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession) to any person within two (2) years from the date of the granting of the Incentive Stock Option nor within one (1) year after the transfer of such Stock to him; provided, however, that if an insolvent Participant holds Stock acquired pursuant to his or her exercise of an Incentive Stock option, and if such stock is transferred to a trustee, receiver, or other similar fiduciary in any proceeding under Title 11 of the United States Code or any other similar insolvency proceeding, neither such transfer, nor any other transfer of such Stock for the benefit of his or her creditors in such proceeding, shall constitute a disposition of such Stock for purposes of this Plan and the Stock Option Agreements.

        6.03    Limitations on Grants of Incentive Stock Options.    The Committee may not grant an Incentive Stock Option hereunder to an Eligible Person if such grant could result in the aggregate Fair Market Value (determined at the time each incentive stock option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by such Eligible Person during any calendar year (under all incentive stock option plans of the Company or its parent or Subsidiaries, if any, as defined in Section 424(e) and (f) of the Code) exceeding one hundred thousand dollars ($100,000) or such other maximum amount which is permissible under the Code, as it may be amended, on the date of such grant; provided, however, for purposes of determining whether a proposed grant of an Incentive Stock Option is permissible under this Section 6.03, the Committee shall not consider the possible accelerated vesting upon (i) a Change of Control under Article X hereof unless the Committee has received notice of such Change of Control or (ii) the occurrence of any other event as may be provided in a Stock Option Agreement.

        6.04    Section 409A.    Any grant of Incentive Stock Options is not a deferral of compensation as defined under Section 409A of the Code and the Regulations promulgated thereunder.

 ARTICLE VII
STOCK CERTIFICATES

        7.01    Stock Certificates.    The Company shall not be required to issue or deliver any certificate for shares of Stock upon the exercise of any Option or of any portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such shares to listing or quotation on all stock exchanges or automated quotation systems on which the Stock is then listed or quoted, if any;

          (b)   The completion of any registration or other qualification of such shares under any Federal or state law, under the rulings or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Committee shall in its sole discretion determine to be necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

          (d)   The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

        If these conditions are not satisfied the Participant may lose his or her rights to such Stock as determined by the Committee.

ARTICLE VIII
PLAN ADMINISTRATION

        8.01    Plan Administration.

          (a)   This Plan and all Stock Option Agreements shall be administered, and all grants of Options under this Plan shall be granted, by the Committee. In addition to the implied powers and duties that may be needed to carry out the provisions of this Plan, the Committee shall have full authority and absolute sole discretion:

              (i)  To grant Options;

             (ii)  To determine, consistent with the provisions of this Plan, which of the Eligible Persons shall be granted Options; the form, terms, conditions, timing and amount of such Options; the number of shares of Stock subject to each Option and the Option Price of Stock covered by each Option; the restrictions, if any, applicable to the shares of Stock issuable upon the exercise of each Option; and the period over which the Option shall vest and become and remain exercisable;

            (iii)  To determine the form and terms and provisions of each respective Stock Option Agreement, which need not be identical;

            (iv)  To construe and interpret this Plan and the Stock Option Agreements;

             (v)  To make all other determinations and take all other actions deemed necessary or advisable for the proper administration of this Plan;

            (vi)  To correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Stock Option Agreement, and, subject to the provisions in Section 11.02, adopt modifications or amendments to this Plan or any Stock Option Agreement, including any modification or amendment necessary to comply with the laws of the countries and other jurisdictions in which the Company or its Subsidiaries operate;

           (vii)  To modify, amend, or adjust the terms or conditions of any outstanding Options unilaterally in any manner that is not adverse to the Option holder, subject to the terms of this Plan;

          (viii)  To accelerate the vesting of Options upon the occurrence of a Change in Control, subject to the provisions in Section 3.3; and adjust Stock Option Agreements accordingly; and

            (ix)  To adopt, alter, and repeal such rules, guidelines, and practices for administration of this Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of this Plan and any Option (including related Stock Option Agreements); to make all determinations it deems advisable for the administration of this Plan; to decide all disputes arising in connection with this Plan; and to otherwise supervise the administration of this Plan.

          (b)   The decision of the Committee as to all questions of interpretation and application of the Plan and the Stock Option Agreements shall be final, binding and conclusive on all persons. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

        8.02    Advisors to Committee.    The Committee may designate employees of the Company and its Subsidiaries and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees of the Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

        8.03    Participants Outside the U.S.    In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Options granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

ARTICLE IX
MISCELLANEOUS PROVISIONS

        9.01    Applicable Law.    To the extent that state law shall not have been preempted by any laws of the United States, this Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Texas, without regard to conflicts of law principles.

        9.02    Expenses.    The cost of benefit payments from this Plan and the expenses of administering this Plan shall be borne by the Company; provided, however, that except as otherwise specifically provided in this Plan or the applicable Stock Option Agreement between the Company and a Participant, the Company shall not be obligated to pay any costs or expenses (including legal fees) incurred by any Participant in connection with any Stock Option Agreement, this Plan or Option or Company Stock held by any Participant.

        9.03    Gender and Number.    Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, the singular shall include the plural, and vice versa.

        9.04    Headings Not Part Of Plan.    Headings of Articles and Sections are inserted for convenience and reference; they constitute no part of this Plan.

        9.05    Indemnification.    No member of the Board of Directors or the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or the Committee be liable for any Stock Option Agreement issued pursuant to this Plan or any grants under it. Without limiting any other rights to indemnification, each member of the Board of Directors and of the Committee shall be indemnified by the Company against any losses incurred in such administration of this Plan to the fullest extent permitted by the Texas Business Corporation Act, as amended.

        9.06    Limitation of Rights.

          (a)   Neither the adoption and maintenance of this Plan or Stock Option Agreement nor anything contained herein, shall with respect to any Participant, be deemed to:

              (i)  limit the right of the Company or any Subsidiary to discharge or discipline any such person, or otherwise terminate or modify the terms of his or her employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue employment for a specified period of time, or

             (ii)  create any contract or other right or interest under this Plan other than as specifically provided in this Plan and a Stock Option Agreement.

          (b)   A Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Options except to the extent that the Option shall have been exercised with respect thereto, the Option Price therefor shall have been paid in full, and the issuance and delivery of a certificate or certificates evidencing the Stock purchased pursuant to such exercise, and the Participant shall have complied with all applicable provisions of the Plan and the Stock Option Agreement pursuant to which such Options were granted.

          (c)   No individual shall have the right to be selected to receive an Option under this Plan, or having been so selected, to be selected to receive a future Option.

        9.07    No Distribution, Compliance With Legal Requirements.

          (a)   Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act, the Person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

          (b)   In the event that the Company shall, nevertheless, deem it necessary or desirable to register such shares, including any shares with respect to which an Option shall have been exercised, under the Securities Act, or other applicable statutes, or to qualify any such shares for exemption from registration requirements of the Securities Act, or other applicable statutes, then the Company may take such action and may require from each Participant such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and each Participant by his or her acceptance of an Option agrees to provide such information and indemnity and to execute all documents reasonably requested by the Company to evidence the Participant's indemnity obligation.

          (c)   The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

        9.08    Timing of Grants.    All Options granted under this Plan shall be granted prior to the tenth (10th) anniversary of the Effective Date.

        9.09    Non-Assignability.    Except as otherwise set forth herein, a Participant's interest under this Plan shall not be subject at any time or in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind and any attempt to deliver, sell, transfer, assign, pledge, attach, garnish or otherwise encumber such interest shall be null and void and any interest so encumbered will terminate.

        9.10    Nontransferability.    Except as specifically provided by a duly executed Stock Option Agreement or unless approved by the Committee, an Option or any of the rights thereunder may be exercised by such Participant only, and may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether voluntarily, involuntarily or by operation of law, including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option, such Option and all rights thereunder shall immediately become null and void. A domestic relations order purporting to authorize a transfer of an Option shall not be recognized as valid.

        9.11    Other Compensation Plans.    The adoption of this Plan shall not affect any other existing or future incentive or compensation plans for directors, officers or employees of the Company or its Subsidiaries. Moreover, the adoption of this Plan shall not preclude the Company or its Subsidiaries from:

          (a)   Establishing any other forms of incentive or other compensation for officers, employees, consultants or advisors or directors of the Company or its Subsidiaries; or

          (b)   Assuming any forms of incentives or other compensation of any person or entity in connection with the acquisition or the business or assets, in whole or in part, of any person or entity.

        9.12    Plan Binding on Successors.    This Plan shall be binding upon the successors and assigns of the Company.

        9.13    Tax Withholding.    Each Participant shall, no later than the date as of which the value of an Option or of any Stock or other amount received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law, or deemed advisable by the Company, to be withheld with respect to such income. The Committee may permit payment of such taxes to be made through the tender of cash or securities, the withholding of Stock or any other arrangement satisfactory to the Committee. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        9.14    No Golden Parachute Payments.    Notwithstanding any other provision in this Plan to the contrary, the Company shall not be required to make any payment under this Plan or any Stock Option Agreement that would be a golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act, as amended, that is prohibited by applicable law.

        9.15    Non-Contravention of Securities Laws.    Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or state securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

        9.16    Unenforceability of a Particular Provision.    The unenforceability of any particular provision of this document shall not affect the other provisions, and this document shall be construed in all respects as if such unenforceable provision were omitted.

ARTICLE X
CHANGE OF CONTROL AND OTHER CORPORATE EVENTS

        10.01    Change in Control.    Unless otherwise provided in a Stock Option Agreement, upon the occurrence of a Change in Control, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that Options shall terminate, provided however, that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, and/or (iii) that Options shall terminate provided that Participants shall be entitled to a cash payment equal to the excess of the aggregate Change in Control Price with respect to shares subject to the vested portion of the Option over the aggregate Exercise Price of the shares subject to the vested portion of the Option. In the event that the Committee does not terminate an Option upon a Change in Control then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Stock or other securities or property to which a holder of shares of Stock would have been entitled to upon such Change in Control.

        10.02    Change in Status of Subsidiary.    Unless otherwise provided in a Stock Option Agreement or otherwise determined by the Committee, in the event that an entity which was previously a Subsidiary is no longer a Subsidiary, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion (i) provide on a case by case basis that some or all outstanding Options held by a Participant employed by or performing service for such entity may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or other services of a Participant employed by such entity as terminated if such Participant is not employed by the Company or any Subsidiary immediately after such event.

ARTICLE XI
PERMANENCY OF THIS PLAN AND PLAN TERMINATION

        11.01    Effective Date.    This Plan shall become effective upon its adoption by the Board of Directors of the Company (the "Effective Date"); provided, however, that the shareholders of the Company shall approve this Plan within twelve (12) months of the date of adoption by the Board of this Plan. Notwithstanding any terms or provisions to the contrary, this Plan, and all Options granted hereunder, are subject to the approval of the Plan by the shareholders of the Company not later than twelve (12) months from the date of adoption by the Board of Directors and no Option may be exercised prior to such shareholder approval. In the event the preceding condition is not satisfied, Options granted under this Plan shall be null and void.

        11.02    Termination, Amendment, and Modification of Plan.    The Board of Directors may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, this Plan including as is deemed necessary or advisable for the purpose of conforming this Plan or any Stock Option Agreement to any present or future law relating to plans of this or similar nature and to the administrative regulations promulgated thereunder; provided, however, that no such action of the Board of Directors without approval of the shareholders of the Company may increase the total number of shares of Stock subject to this Plan except as contemplated in Section 3.03 hereof or to the extent approval is required by applicable law (including Section 422 of the Code) or listing standards of the applicable stock exchange.

INTERNATIONAL BANCSHARES CORPORATION
For the Annual Meeting of Shareholders
Called for May 21, 2012

        The undersigned shareholder(s) of International Bancshares Corporation, a Texas corporation (the "Company"), hereby revoking all proxies previously granted appoint(s) Irving Greenblum, Daniel B. Hastings, Jr. and Leonard Salinas, and each of them, as Proxies, each with power to appoint his substitute, and hereby authorize(s) them to vote, as designated below, all the shares of the Company's Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company, to be held on Monday, May 21, 2012 at 5:00 P.M., local time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

1.
ELECTION OF DIRECTORS. Nominees: I. Greenblum, R.D. Guerra, D.B. Hastings, Jr., D.B. Howland, I. Navarro, S. Neiman, P.J. Newman, D.E. Nixon, L. Norton, L. Salinas, A.R. Sanchez, Jr.

FOR, all nominees listed above ☐	FOR, all nominees listed above, except for the nominee(s) set forth on the line below ☐

WITHHOLD AUTHORITY, to vote for all nominees listed above    ☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

The Board of Directors recommends a vote FOR all nominees.

2.
PROPOSAL TO RATIFY THE APPOINTMENT OF McGladrey & Pullen, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2012.

FOR    ☐            AGAINST    ☐            ABSTAIN    ☐
The Board of Directors recommends a vote FOR the above ratification.

3.
PROPOSAL TO CONSIDER AND APPROVE a non-binding advisory resolution to approve the compensation of the Company's named executives as described in the Compensation, Discussion and Analysis and the tabular disclosure regarding named executive officer compensation in the Proxy Statement.

FOR    ☐            AGAINST    ☐            ABSTAIN    ☐
The Board of Directors recommends a vote FOR the above proposal.

(Continued on reverse side)

4.
PROPOSAL TO CONSIDER AND APPROVE a proposal to approve the 2012 International Bancshares Corporation Stock Option Plan adopted by the Board of Directors on April 5, 2012.

FOR    ☐            AGAINST    ☐            ABSTAIN    ☐
The Board of Directors recommends a vote FOR the above proposal.

5.
PROPOSAL TO CONSIDER AND APPROVE a shareholder proposal regarding the implementation of a majority vote standard in uncontested director elections.

FOR    ☐            AGAINST    ☐            ABSTAIN    ☐
The Board of Directors recommends a vote FOR the above proposal.

6.
In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Any of the Proxies, or their respective substitutes, who shall be present and acting at the Annual Meeting shall have and may exercise all of the powers hereby granted.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES AND FOR PROPOSALS 2 TO 5 ABOVE. THE DESIGNATED PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN SECTION 6.

        The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company dated April 20, 2012.

Dated: , 2012	Signature(s)
(Signature should agree with name of Stock Certificate as stenciled thereon. Executors, Administrators, Trustees, etc. should so indicate when signing).
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO ITS EXERCISE
RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

I do              do not              plan to attend the Annual Meeting of Shareholders.

QuickLinks

SOLICITATION AND REVOCATION OF PROXIES, AVAILABILITY OF PROXY MATERIALS AND VOTING OF PROXIES AND SHARES
PROPOSAL—1 ELECTION OF DIRECTORS
The Board of Directors recommends a vote "FOR" each named nominee. CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
EXECUTIVE COMPENSATION TABLES
SECURITY OWNERSHIP OF MANAGEMENT
PRINCIPAL SHAREHOLDERS
INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK REPURCHASES
PROPOSAL—2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
PRINCIPAL ACCOUNTANT FEES AND SERVICES
AUDIT COMMITTEE REPORT
PROPOSAL—3
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL—4
PROPOSAL TO APPROVE THE 2012 INTERNATIONAL BANCSHARES CORPORATION STOCK OPTION PLAN
PROPOSAL—5 SHAREHOLDER PROPOSAL REGARDING THE IMPLEMENTATION OF A MAJORITY VOTE STANDARD IN UNCONTESTED DIRECTOR ELECTIONS
Our Board of Directors unanimously recommends a vote FOR approval of the shareholder proposal. SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING
OTHER MATTERS
EXHIBIT A
2012 INTERNATIONAL BANCSHARES CORPORATION
STOCK OPTION PLAN
ARTICLE I DEFINITIONS
ARTICLE II PARTICIPATION
ARTICLE III SHARES OF STOCK SUBJECT TO PLAN
ARTICLE IV OPTIONS
ARTICLE V NONSTATUTORY STOCK OPTION
ARTICLE VI INCENTIVE STOCK OPTIONS
ARTICLE VII STOCK CERTIFICATES
ARTICLE VIII PLAN ADMINISTRATION
ARTICLE IX MISCELLANEOUS PROVISIONS
ARTICLE X CHANGE OF CONTROL AND OTHER CORPORATE EVENTS
ARTICLE XI PERMANENCY OF THIS PLAN AND PLAN TERMINATION